ANNUAL REPORT
                                NOVEMBER 30, 1996

                            [american century logo]
                                    American
                                  Century(sm)

                                    AMERICAN
                                     CENTURY
                                      GROUP

                       Strategic Allocation: Conservative
                         Strategic Allocation: Moderate
                        Strategic Allocation: Aggressive

                                 [front cover]

                                TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Strategic Allocation: Conservative
     Performance Information .......................5
     Management Q & A ..............................6
     Schedule of Investments .......................9
     Financial Highlights .........................47
Strategic Allocation: Moderate
     Performance Information ......................15
     Management Q & A .............................16
     Schedule of Investments ......................19
     Financial Highlights .........................48
Strategic Allocation: Aggressive
     Performance Information ......................27
     Management Q & A .............................28
     Schedule of Investments ......................31
     Financial Highlights .........................49
Statements of Assets and Liabilities ..............40
Statements of Operations ..........................41
Statements of Changes in Net Assets ...............42
Notes to Financial Statements .....................43
Independent Auditors' Report ......................50
Share Class and Retirement Information ............51
Background Information
     Investment Philosophy & Policies .............52
     Comparative Indices ..........................52
     Lipper Rankings ..............................52
Glossary ..........................................53


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

     Benham Group            American Century Group      Twentieth Century Group

   MONEY MARKET FUNDS          ASSET ALLOCATION &
  GOVERNMENT BOND FUNDS          BALANCED FUNDS               GROWTH FUNDS
 DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
  MUNICIPAL BOND FUNDS           SPECIALTY FUNDS

                         Strategic Allocation: Conservative
                           Strategic Allocation: Moderate
                          Strategic Allocation: Aggressive



We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and The Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments

                                REPORT HIGHLIGHTS


Period Overview

o The major U.S. stock indices rose more than 20% during the year ended November 30, 1996. However, large-cap stocks had substantially higher returns than small-cap stocks.

o Despite a somewhat volatile year, U.S. bonds finished with slightly positive returns. After suffering declines during the first half of 1996, bonds rebounded in October and November.

o Foreign stock markets performed well overall, but the weakest returns occurred in Japan and the U.K., the two largest markets outside of the U.S.

o Foreign bond markets benefited from government deficit-reduction efforts and interest rate cuts by many of the world's central banks.

o The U.S. dollar strengthened against most major foreign currencies, reducing returns from foreign investments.

Strategic Allocation: Conservative

o    The fund underperformed its Lipper peer group average since inception.

o The fund had a fairly neutral asset mix during the period, though we expanded its U.S. bond holdings in the summer.

o Going forward, we see more value overseas than we do domestically. Foreign stocks should benefit from improving global economies and increased fiscal responsibility. We're more wary of the U.S. stock market, although we see some value among small-cap stocks.

o We expect moderating economic growth to result in a fairly stable U.S. bond market, but we are keeping an eye on inflation and congressional budget reform.

Strategic Allocation: Moderate

o    The fund underperformed its Lipper peer group average since inception.

o The fund was neutrally positioned for the first part of the period, but we cut back on the fund's U.S. stocks later in the period and expanded its foreign stock holdings.

o Going forward, we see more value overseas than we do domestically. Foreign stocks should benefit from improving global economies and increased fiscal responsibility. We're more wary of the U.S. stock market, although we see some value among small-cap stocks.

Strategic Allocation: Aggressive

o    The fund underperformed its Lipper peer group average since inception.

o The fund was neutrally positioned for the first part of the period, but we cut back on the fund's U.S. stocks later in the period and expanded its foreign stock holdings.

o Going forward, we see more value overseas than we do domestically. Foreign stocks should benefit from improving global economies and increased fiscal responsibility. We're more wary of the U.S. stock market, although we see some value among small-cap stocks.

                                  Conservative
                                 INVESTOR CLASS

                          Total Returns:AS OF 11/30/96
                                 6 Months 6.34%*
                                 Inception 7.02%

                            Net Assets:$33.1 million
                                (AS OF 11/30/96)

                            Inception Date: 2/15/96

                              Ticker Symbol: TWSCX



                                    Moderate
                                 INVESTOR CLASS

                          Total Returns:AS OF 11/30/96
                                 6 Months 6.59%*
                                 Inception 9.91%

                            Net Assets:$57.8 million
                                (AS OF 11/30/96)

                            Inception Date: 2/15/96

                              Ticker Symbol: TWSMX



                                   Aggressive
                                 INVESTOR CLASS

                          Total Returns:AS OF 11/30/96
                                 6 Months 5.74%*
                                Inception 10.60%

                            Net Assets:$46.3 million
                                (AS OF 11/30/96)

                            Inception Date: 2/15/96

                              Ticker Symbol: TWSAX
                               * Not annualized.

Annual Report                                          Report Highlights       1



                               OUR MESSAGE TO YOU

[photo of James E. Stowers III]

   The fiscal year ended November 30, 1996, was an eventful one, both in the global financial markets and for our company. The U.S. stock market rallied to all-time highs in late spring and from late summer into fall. After a rocky period in the first half of the year, U.S. bonds stabilized during the summer and enjoyed a rebound in October and November. Foreign stock and bond markets also produced positive returns during the period. In the following pages, our investment management team provides further details about the markets and how your fund was managed during the period.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you as American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Strategic Asset Allocation funds have moved into the American Century Group because the funds' investment characteristics--diversification and asset allocation--match key attributes of that group.

   This report is the first in a new annual report format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   We also began to offer two classes of shares for many of our funds, including the Strategic Asset Allocation funds. One class (the Investor Class) is designed for investors who buy directly from us, and the other (the Advisor Class) is designed for investors who buy through certain financial intermediaries. We've introduced the Advisor Class so that financial intermediaries can be compensated for the additional services they provide.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer

2    Our Message To You                           American Century Investments


                                 PERIOD OVERVIEW


U.S. Stocks

   Repeating their 1995 performance, U.S. stocks posted strong returns in 1996. For the year ended November 30, 1996, the major U.S. stock indices (such as the S&P 500 and Nasdaq Composite) produced returns in excess of 20% and repeatedly reached record highs throughout the year.

   Strong corporate earnings growth was the main reason for the 1995 stock rally, but this year's gains were driven primarily by incoming cash flows. Investors poured more than $200 billion into stock mutual funds in 1996, nearly doubling the record set in 1993. This remarkable demand pushed stock prices higher and prompted a slew of stock offerings from both established and newly public companies.

     Although U.S. stock returns were strong across the board, changing investor behavior led to a divergence between the performance of large-capitalization stocks (such as those in the S&P 500) and small-capitalization stocks (such as those in the Russell 2000). Evidence of weaker economic growth in the last three months of the period fueled concerns about slowing earnings growth. As a result, many investors migrated to the largest, most liquid companies available, and this "flight to quality" pushed large-cap stocks up dramatically. Between September and November, the S&P 500 surged by more than 16%, while the small-cap Russell 2000 rose by less than 7% during the same period (see the accompanying table for one-year returns).

     Financial and consumer stocks were among the top-performing industry sectors, along with selected technology shares. Lagging sectors included steel companies and electric utility stocks.

U.S. Bonds

   It was a "coupon-clipping" year in the U.S. bond market--slight bond price losses during the year ended November 30 were largely offset by interest coupon payments. For example, the two-year Treasury note posted a total return of 5.17% during the period, while the 30-year Treasury bond returned 3.66% (see the accompanying table for broad bond index returns).

   However, the sedate returns masked some bond market volatility during the period. After falling in late 1995, bond yields soared in the first and second quarters of 1996 when signs of stronger economic growth sparked inflation fears. The 30-year Treasury bond yield, which had fallen as low as 6% in January, rose above 7% by May as the market priced in a short-term interest rate increase by the Federal Reserve. This change in yield equated to a bond price decline of more than 12%.

   Bonds traded listlessly throughout the summer, reflecting the market's uncertainty about the economic outlook. But the Fed held short-term interest rates steady through the end of the period, and increasing evidence of moderating economic growth ultimately convinced the bond market that a rate hike was unnecessary. This conclusion sparked a substantial rebound in the bond market--Treasury yields fell across the maturity spectrum throughout October and November.

   Mortgage-backed securities, with their higher yields, were the top-performing fixed-income sector during the period. Among other bond sectors, corporate bonds outperformed Treasury and government securities. The strengthening economy led to improving business conditions and better credit quality among corporate securities, which in turn enhanced the price gains of corporate bonds.


U.S. STOCK MARKET PERFORMANCE

For the one-year period ended November 30, 1996

S&P 500                               27.87%
Russell 2000                          16.52%


U.S. BOND MARKET PERFORMANCE

For the one-year period ended November 30, 1996

Salomon Brothers Broad
  Investment Grade Bond Index          5.98%
Lehman Aggregate Bond Index            6.07%

Annual Report                                          Period Overview         3


                                PERIOD OVERVIEW

Foreign Stocks

   Global stock returns were mixed but generally positive during the year ended November 30. Although a number of foreign equity markets experienced gains that rivaled or exceeded those of the U.S. stock market, the Morgan Stanley EAFE(R) Index--a broad measure of international stock performance--returned just 11.76% (in U.S. dollar terms) during the period.

   Part of the EAFE(R)'s underperformance relative to the U.S. stock market was a result of the stronger U.S. dollar. The dollar rose by 6% against the German mark and 13% against the Japanese yen during the year. But even if the currency translation is eliminated (see the accompanying table), the EAFE(R)'s return still fell short of the U.S. stock market's performance. The main reason was the performance of the two largest EAFE(R) components, Japan and the United Kingdom. These two markets, which together make up more than half of the EAFE(R), produced fairly modest gains compared to those in the U.S. and elsewhere.

   Among specific countries, the stock markets in northern Europe posted strong gains, with the Netherlands, France and the Scandinavian countries each returning more than 30%. Several Eastern European countries, including Poland and the Czech Republic, also produced solid returns. Hong Kong was the top performer among Asian markets, while the Venezuelan stock market led the emerging markets with a return of over 200% during the period (reduced to just under 100% by currency losses).

Foreign Bonds

   In general, foreign bond markets outperformed the U.S. bond market during the year ended November 30, but currency losses evened the score for U.S. investors. The Salomon Brothers Non-U.S. World Government Bond Index, a broad index of foreign bonds, posted a total return of 5.72% in U.S. dollar terms during the one-year period, compared with a 5.98% return for the Salomon Brothers Broad Investment Grade Bond Index, a broad index of domestic bonds. But in local currencies, the foreign bond index returned 10.70%.

   Many foreign bond markets, especially those in Europe, benefited from slow economic growth and a trend toward fiscal responsibility. Most European governments spent the past year lowering short-term interest rates while trying to reduce their budget deficits before European Economic and Monetary Union
(EMU) occurs in 1999. Lower rates and smaller deficits are both favorable for bond prices, and market returns reflected these conditions.

   The best performers during the one-year period were the "high-yielding" countries in western Europe (Italy, Spain, Sweden). In the past, bond issuers in these countries were forced to pay higher yields on their bonds because of the threat of currency devaluations. However, the currency concerns are disappearing because these countries are expected to join EMU, which will have a more stable currency. As a result, the yields in these countries are converging with the rest of the continent. Two years ago, Italian 10-year bonds were yielding around 12%, while comparable German bonds had a yield of 7%. More recently, Italian bonds yielded about 8%, compared to a 6% yield for German bonds. This spread should continue to narrow as EMU approaches.


FOREIGN STOCK MARKET PERFORMANCE
 For the one-year period ended November 30, 1996

 Morgan Stanley EAFE(R)Index (in U.S. dollars)                       11.76%
 Morgan Stanley EAFE(R)Index (in local currencies)                   16.62%


FOREIGN BOND MARKET PERFORMANCE
 For the one-year period ended November 30, 1996

 Salomon Brothers Non-U.S. World Government
    Bond Index (in U.S. dollars)                                      5.72%
 Salomon Brothers Non-U.S. World Government
    Bond Index (in local currencies)                                 10.70%

4    Period Overview                              American Century Investments


                       STRATEGIC ALLOCATION: CONSERVATIVE


CUMULATIVE TOTAL RETURNS (as of November 30, 1996)(1)

                                                     6 MONTHS      LIFE OF FUND


INVESTOR CLASS(2) (inception 2/15/96)
   Strategic Allocation: Conservative ..............     6.34%          7.02%
   S&P 500(3) ......................................    14.41%         18.17%
   Lehman Aggregate Bond Index(3) ..................     7.31%         5.75%(5)
   Three-Month U.S. Treasury Bill(3) ...............     2.55%         3.82%(5)
   Average Income Fund(4) ..........................     7.48%        10.31%


ADVISOR CLASS(2) (inception 10/2/96)
   Strategic Allocation: Conservative ...............................   3.34%
   S&P 500(3) .......................................................   9.08%
   Lehman Aggregate Bond Index(3) ...................................   3.97%
   Three-Month U.S. Treasury Bill(3) ................................   0.83%

(1)  Returns are defined in the Glossary on page 53.

(2)  See page 51 for share class descriptions.

(3)  See page 52 for more information about these comparative indices.

(4) According to Lipper Analytical Services. See page 52 for more information on Lipper and the fund's category.

(5) Return since 2/29/96, the date closest to the fund's inception date for which index return data is available.

[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

                  S&P 500           Lehman Aggregate          3-Month T-Bill            Strategic: Conservative
   2/29/96       $10000            $10000                    $10000                    $10000
   3/31/96        10133             9930                      10041                     10040
   4/30/96        10269             9875                      10082                     10145
   5/31/96        10504             9855                      10125                     10186
   6/30/96        10586             9987                      10167                     10221
   7/31/96        10102             10014                     10211                     10037
   8/31/96        10292             9997                      10254                     10160
   9/30/96        10911             10172                     10297                     10440
   10/31/96       11197             10397                     10339                     10584
   11/30/96       12018             10575                     10382                     10832


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Cumulative Total Returns table above). The chart begins on 2/29/96 because it is the date closest to the fund's 2/15/96 inception date for which index return data is available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.


[pie chart]

ASSET ALLOCATION (as of November 30, 1996)

   Percent of Fund Investments
   U.S. Stocks 30.7%
   Foreign Stocks 8.7%
   U.S. Bonds 39.3%
   Foreign Bonds 5.6%
   Money Market Securities 15.7%

See page 52 for the fund's neutral asset mix.

Annual Report                               Strategic Allocation: Conservative 5


                       STRATEGIC ALLOCATION: CONSERVATIVE

Management Q & A

     An interview with Jeff Tyler, vice president and lead portfolio manager of American Century Strategic Allocation: Conservative.

How did the fund perform?

     From its inception date on February 15, 1996, through November 30, 1996, the fund's Investor Class shares posted a total return of 7.02%, compared with the 10.31% average return of the 47 "Income Funds" tracked by Lipper Analytical Services. (See the table on the previous page for other fund performance comparisons.)

Why did the fund underperform its peer group average?

     One reason is the fund had a higher-than-normal percentage of its assets in cash during the first few months of its existence. Second, the fund's asset allocation structure is a little more conservative--that is, it holds fewer stocks--than most of the funds in this group, and this tends to be a handicap when stocks are the best-performing sector, as they have been since the fund's inception. In addition, the fund has a relatively rigid asset allocation structure, whereas many of its "peers" have a great deal of flexibility in their asset selection.

Within its operating ranges, has the fund's asset mix changed much since its inception?

     As I mentioned before, the fund had a relatively high cash balance early in the period. Once the excess cash was put to work, the fund was slightly overweighted in U.S. bonds, which offered good relative value after suffering losses during the first half of 1996. We also reduced the fund's U.S. stock holdings to pursue relatively attractive values in foreign equities. By the end of the period, we returned the fund to a roughly neutral asset mix. However, we have maintained a slight shading toward foreign stocks within the fund's equity component.

Do you plan to continue this asset mix going forward?

     Yes. We currently see more value overseas, so we'll probably maintain the fund's current foreign stock and bond positions.

You mentioned that you had cut back on the fund's U.S. stock position over the past six months, but now you've taken a more neutral position. What's your outlook for domestic stocks?

     Conditions remained favorable for U.S. stocks during the last six months--economic growth moderated, inflation remained low, corporate earnings growth held up and cash flows kept pouring into the market. But after the market's 75% gain over the past two years, we have some concerns about domestic stocks. Our two biggest concerns going forward are the possibility of slowing corporate earnings growth and rising labor costs. A slower U.S. economy will likely lead to a slowdown in the growth of corporate profits, and the recent record lows in unemployment suggest that we could see increased wage pressures in 1997.

     Despite these reservations, we do see some potential value in the domestic stock market, especially among smaller companies. Small-cap stocks have lagged their large-cap counterparts in recent months and are therefore relatively attractive. The catalyst for a small-cap stock rally may be capital gains legis-

6    Strategic Allocation: Conservative           American Century Investments


                       STRATEGIC ALLOCATION: CONSERVATIVE

lation--if Congress passes a reduction in the capital gains tax rate, small-cap stocks could benefit from increased demand for aggressive growth shares.

But you see more opportunities among international stocks?

     Absolutely. Despite good returns over the past couple of years, foreign stocks continue to look attractive to us from a relative value perspective. Foreign markets should benefit from better economic conditions--while the U.S. economy is slowing, economies in other parts of the world are just beginning to rebound. Europe in particular should benefit from resurgent economic growth and government deficit-reduction efforts. The one puzzling area is Japan, where the stock market has been as inconsistent as the country's economic fortunes. We are keeping a close eye on the Japanese economy because it has profound implications for both foreign stock markets and the U.S. bond market.

What's the connection between the Japanese economy and the U.S. bond market?

     In the U.S., economic growth and inflation have been relatively moderate and steady over the past five years, at 2% and 3%, respectively. But the bond market has been surprisingly volatile despite such calm economic conditions. One of the main causes of this volatility has been the fluctuating demand for bonds from foreign central banks, especially the Bank of Japan (BOJ).

FUND'S U.S. STOCKS (as of November 30, 1996)
    Number of Companies        175
    Dividend Yield            2.03%
    Price/Earnings Ratio      20.8

                                       % of Fund's    % of
                                       U.S. Stocks    Fund

Top 5 U.S. Stocks
Exxon Corp.                               3.2%        1.0%
    Giant Food Inc. CI A                  1.6%        0.5%
    Dillard Department Stores, Inc. CI A  1.5%        0.5%
    BellSouth Corp.                       1.5%        0.5%
    CSX Corp.                             1.4%        0.4%



FUND'S FOREIGN  STOCKS (as of November 30, 1996)

Number of Companies                     61
Dividend Yield                          1.48%
Price/Earnings Ratio                    28.3

                                                 % of Fund's       % of
                                     Country    Foreign Stocks     Fund

Top 5 Foreign Stocks
    Sandoz AG                      Switzerland       6.3%          0.6%
    Sankyo Co. Ltd.                   Japan          5.9%          0.5%
    Siebe plc                          U.K.          3.9%          0.3%
    Telefonica de Espana              Spain          3.6%          0.3%
    SMH Swiss Corp.                Switzerland       3.6%          0.3%


[pie chart]

Percent of Fund's Foreign Stocks

   Europe           59.8%
   Asia/Pacific     26.4%
   Americas
   (excluding U.S.) 13.8%

Annual Report                            Strategic Allocation: Conservative    7


                       STRATEGIC ALLOCATION: CONSERVATIVE

     In an effort to pull the Japanese economy out of recession, the BOJ lowered interest rates and took steps to weaken the Japanese currency. To weaken the yen, the BOJ purchased U.S. dollars and invested them in U.S. bonds. As a result, the BOJ has become a major factor in the U.S. bond market over the past five years. If the Japanese economy recovers more fully in 1997, demand from the BOJ for U.S. bonds would likely decline, and this could have a significant impact on the domestic bond market and U.S. interest rates.

What else do you see in store for the U.S. bond market?

   The U.S. economy slowed during the last half of 1996 from the rapid pace it established earlier in the year. If these moderate economic conditions persist, we expect bonds to trade in a fairly narrow range over the next few months.
However, we're watching a couple of factors closely. As I mentioned before, we're concerned about the potential impact of rising labor costs on inflation. We're also keeping an eye on Congress, which will consider a balanced federal budget and entitlement reform in the coming year. The outcome of these debates could have an effect on bond prices in 1997.

Why are the fund's foreign bond holdings concentrated in Europe?

   European bonds should benefit from the progress that many European governments have made toward reducing their budget deficits. Unfortunately, the good news in Europe is offset by unfavorable scenarios in other global fixed-income markets. In Japan, bond yields are at historic lows, providing minimal income and little potential for price appreciation.

Investment terms are defined in the Glossary on page 53.



FUND'S U.S. BONDS (as of November 30, 1996)
    Number of Issues               23
    Weighted Average Maturity      6.70 years
    Average Duration               4.46 years

[pie chart]
Percent of Fund's U.S. Bonds
    U.S. Treasury Notes 53.4%
    Mortgage-Backed Securities 22.2%
    Corporate Bonds 17.4%
    U.S. Treasury Bonds 6.3%
    U.S. Government Agency Securities 0.7%

FUND'S FOREIGN BONDS (as of November 30, 1996)
    Number of Issues                5
    Weighted Average Maturity       5.87 years
    Average Duration                5.01 years

[pie chart]
Percent of Fund's Foreign Bonds
    Europe 94.1%
    Americas (excluding U.S.) 5.9%

8    Strategic Allocation: Conservative           American Century Investments


                             SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------


 COMMON STOCKS

AEROSPACE & DEFENSE -- 0.7%
        600 Boeing Co.                  $      59,625
        700 Litton Industries, Inc.(1)         32,725
        900 Lockheed Martin Corp.              81,562
      1,700 Raytheon Co.                       86,913
                                              -------
                                              260,825
                                              -------

AUTOMOBILES & AUTO PARTS -- 1.0%
        100 Bayerische Motoren Werke
   (BMW) ORD                                   64,824
      1,000 Daimler-Benz AG ORD(1)             65,312
      4,300 Ford Motor Co.                    140,825
      6,200 T & N plc ORD                      19,704
      2,000 Toyota Motor Corp. ORD             54,640
        100 Volkswagen AG ORD                  40,085
                                              -------
                                              385,390
                                              -------

BANKING -- 2.7%
        900 Bank of Nova Scotia ORD            31,246
        800 Banque Nationale de Paris ORD      31,816
        900 CS Holding AG ORD(1)               95,741
        600 Chase Manhattan Corp.              56,700
        600 Citicorp                           65,550
        700 Deutsche Pfandbrief-und
               Hypothekenbank AG ORD           30,485
      3,000 First Virginia Banks, Inc.        145,875
        700 KeyCorp                            36,662
      2,800 Mercantile Bancorporation Inc.    148,050
        400 Morgan (J.P.) & Co. Inc.           37,750
      2,700 PNC Bank Corp.                    106,650
      4,500 Royal Bank of Scotland
            Group plc ORD                      39,650
      1,500 Sparbanken Sverige AB Cl A
            ORD                                24,795
        600 State Street Boston Corp.          40,575
      1,500 Wachovia Corp.                     90,000
        100 Wells Fargo & Co.                  28,463
                                            ---------
                                            1,010,008
                                            ---------
BIOTECHNOLOGY -- 0.7%
        900 Amgen Inc.(1)                      54,900
      1,500 Centocor, Inc.(1)                  41,625
        900 Genetics Institute, Inc.(1)        60,975
      1,400 Interneuron Pharmaceuticals,
            Inc.(1)                            27,650


Shares                                       Value
--------------------------------------------------------------------------------

      1,200 Martek BioSciences Corp.(1)    $   21,000
        500 Parexel International Corp.(1)     25,844
        400 Quintiles Transnational Corp.(1)   24,300
                                              -------
                                              256,294
                                              -------

BUILDING & HOME IMPROVEMENTS-- 0.3%
      2,900 Masco Corp.                       105,850
                                              -------

BUSINESSSERVICES  &  SUPPLIES  -- 1.2%
        600 ABR  Information  Services,
            Inc.(1)                            25,725
      3,100 AccuStaff, Inc.(1)                 62,775
        200 Adecco SA ORD                      51,522
      1,400 APAC Teleservices, Inc.(1)         66,675
        100 BIS SA ORD                         10,076
        800 Concord EFS, Inc.(1)               23,450
        900 Employee Solutions, Inc.(1)        16,594
      1,600 First Data Corp.                   63,800
        200 Gartner Group, Inc. Cl A(1)         7,363
      1,800 PMT Services, Inc.(1)              38,137
      1,000 Robert Half International, Inc.(1) 37,250
      1,100 ROMAC International, Inc.(1)       26,400
                                              -------
                                              429,767
                                              -------

CHEMICALS & RESINS -- 1.6%
      1,200 Air Products & Chemicals, Inc.     83,400
        200 Akzo Nobel ORD                     26,525
        800 Dow Chemical Co.                   67,000
        700 Great Lakes Chemical Corp.         37,538
         50 Henkel KGaA ORD(1)                  2,438
     13,000 Japan Synthetic Rubber Co. ORD     86,564
      3,800 Lubrizol Corp.                    116,850
      6,700 Millennium Chemicals Inc.(1)      138,187
        900 Nalco Chemical Co.                 34,312
                                              -------
                                              592,814
                                              -------

COMMUNICATIONS EQUIPMENT -- 1.6%
      1,600 ADC Telecommunications, Inc.(1)    58,400
      1,200 Ascend Communications, Inc.(1)     85,425
        800 Comverse Technology, Inc.(1)       27,200
        800 Davox Corp.(1)                     30,500
      1,300 Lucent Technologies, Inc.          66,625
      2,000 Motorola, Inc.                    110,750
      1,000 PairGain Technologies, Inc.(1)     63,750
        600 Premisys Communications, Inc.(1)   30,863
      2,400 Tellabs, Inc.(1)                   95,850
                                              -------
                                              569,363
                                              -------

See Notes to Financial Statements

Annual Report                              Strategic Allocation: Conservative  9


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

November 30, 1996

Shares                                       Value
--------------------------------------------------------------------------------

Communications Services -- 2.7%

      4,000 AT&T Corp.                       $157,000
      4,200 BellSouth Corp.                   169,575
      8,700 Cable & Wireless plc ORD           69,634
        600 Cincinnati Bell, Inc.              35,775
      1,200 LCI International, Inc.(1)         39,150
      2,300 MCI Communications Corp.           70,294
      1,400 Omnipoint Corp.(1)                 37,100
      3,100 SBC Communications Inc.           163,138
      1,750 Telefonica de Espana ADR          115,500
      5,500 TELUS Corp. ORD                    87,017
      1,500 Worldcom Inc.(1)                   34,781
                                              -------
                                              978,964
                                              -------

COMPUTER PERIPHERALS -- 0.6%
      1,200 Cascade Communications(1)          82,725
        400 Ciprico Inc.(1)                     5,400
      1,000 Cisco Systems Inc.(1)              67,937
        900 Diebold, Inc.                      53,663
                                              -------
                                              209,725
                                              -------

COMPUTER SOFTWARE & SERVICES -- 1.9%
        600 CBT Group PLC ADR(1)               34,500
      1,800 Cap Gemini Sogeti SA ORD(1)        85,386
        800 Clarify, Inc.(1)                   35,800
      1,200 Computer Associates
   International, Inc.                         78,900
      1,000 Compuware Corp.(1)                 56,750
        800 HBO & Co.                          45,550
      1,200 McAfee Associates, Inc.(1)         57,000
        100 Microsoft Corp.(1)                 15,694
      4,500 Misys plc ORD                      75,062
      1,250 Oracle Systems Corp.(1)            61,406
      1,000 Rational Software Corp.(1)         34,875
      1,200 Transaction Systems
   Architects, Inc.(1)                         44,100
      2,500 Vanstar Corp.(1)                   68,125
                                              -------
                                              693,148
                                              -------

COMPUTER SYSTEMS -- 0.4%
        200 Dell Computer Corp.(1)             20,338
        200 Gateway 2000, Inc.(1)              10,750
        400 International Business
   Machines Corp.                              63,750
        600 Sun Microsystems, Inc.(1)          34,913
                                              -------
                                              129,751
                                              -------

Shares                                       Value
--------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 1.1%
        700 Avon Products, Inc.             $  39,025
      2,000 Canon, Inc. ORD                    42,166
        600 Colgate-Palmolive Co.              55,575
        800 Gillette Company                   59,000
      1,200 Rexall Sundown, Inc.(1)            30,600
        180 SMH Swiss Corporation for
            Microelectronics and
            Watchmaking Industries
            Ltd. ORD                          114,958
      2,000 Uni-Charm Corporation ORD          48,316
                                              -------
                                              389,640
                                              -------

DIVERSIFIED COMPANIES -- 1.0%
      5,100 BBA Group plc ORD                  29,843
      5,000 Email Ltd. ORD                     14,326
        600 General Electric Co. (U.S.)        62,400
      3,900 Granada Group plc ORD              56,693
      4,000 Nikon Corp. ORD                    48,843
      7,700 Siebe plc ORD                     122,937
      4,600 Southcorp Holdings Ltd. ORD        15,126
                                              -------
                                              350,168
                                              -------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 1.0%
      2,500 AMP, Inc.                          95,625
      2,000 Advantest Corp. ORD                85,387
      3,000 Anicom, Inc.(1)                    28,687
        500 Intel Corp.                        63,406
      1,000 RadiSys Corp.(1)                   45,625
      1,000 Sony Corp. ORD                     64,040
                                              -------
                                              382,770
                                              -------

ENERGY (PRODUCTION
& MARKETING) -- 3.9%
      1,800 Amoco Corp.                       139,725
        400 Atlantic Richfield Co.             55,650
      2,800 British-Borneo Petroleum
   Syndicate plc ORD                           30,038
        700 Burlington Resources Inc.          37,100
      4,200 Cairn Energy plc ORD(1)            24,930
      7,700 Canadian 88 Energy Corp. ORD(1)    34,236
      1,600 Chevron Corp.                     107,200
      3,800 Exxon Corp.                       359,575
      4,200 MAPCO Inc.                        141,750
        100 Mobil Corp.                        12,100
      1,400 Murphy Oil Corp.                   71,400


See Notes to Financial Statements

10   Strategic Allocation: Conservative           American Century Investments


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

November 30, 1996

Shares                                       Value
--------------------------------------------------------------------------------

      2,900 Renaissance Energy Ltd. ORD(1)$   101,756
      2,600 Rigel Energy Corp. ORD(1)          28,515
     15,400 Santos Ltd. ORD                    62,674
      1,500 Seagull Energy Corp.(1)            34,313
        500 Talisman Energy, Inc. ORD(1)       16,859
      2,600 Tarragon Oil & Gas Ltd. ORD(1)     28,034
        400 Texaco Inc.                        39,650
      2,600 Unocal Corp.                      105,950
                                            ---------
                                            1,431,455
                                            ---------

ENERGY (SERVICES) -- 0.3%
        900 Baker Hughes Inc.                  32,962
      6,000 Saipem S.p.A. ORD                  27,755
      2,700 Smedvig ASA Cl A ORD               56,725
                                              -------
                                              117,442
                                              -------

ENVIRONMENTAL SERVICES -- 0.7%
      5,900 Browning-Ferris Industries, Inc.  158,562
        700 Thermatrix Inc.(1)                  6,606
      1,300 USA Waste Services, Inc.(1)        41,925
        500 United Waste Systems, Inc.(1)      16,813
      1,000 WMX Technologies, Inc.             36,000
                                              -------
                                              259,906
                                              -------

FINANCIAL SERVICES -- 0.5%
        700 Acom Company, Ltd. ORD             30,746
        800 Amresco, Inc.(1)                   17,300
      1,500 Federal National Mortgage
            Association                        61,875
        600 Promise Company Ltd. ORD           30,043
        866 Travelers Group, Inc.              38,970
                                              -------
                                              178,934
                                              -------

FOOD & BEVERAGE -- 1.2%
      1,200 Anheuser-Busch Companies, Inc.     50,850
      6,225 Archer-Daniels-Midland            136,950
         57 Cadbury Schweppes plc ORD             490
      1,900 Hudson Foods, Inc. Cl A            34,675
      1,600 Northland Cranberries, Inc.        36,000
     21,100 Parmalat Finanziaria S.p.A. ORD    33,069
      4,100 Ralcorp Holdings, Inc.(1)          80,463
      1,900 Universal Foods Corp.              70,300
                                              -------
                                              442,797
                                              -------

GLASS PRODUCTS -- 0.1%

      1,000 HOYA CORP. ORD                     37,510
                                               ------


Shares                                       Value
--------------------------------------------------------------------------------

HEALTHCARE -- 0.8%
      1,400 Bausch & Lomb, Inc.             $  51,975
      2,900 Baxter International, Inc.        123,250
      2,600 Capstone Pharmacy
            Services, Inc.(1)                  27,950
      1,000 Health Management
            Associates, Inc.(1)                22,125
        900 NCS HealthCare, Inc. Cl A(1)       24,750
      1,300 OccuSystems, Inc.(1)               37,862
        400 PhyCor, Inc.(1)                    12,925
                                              -------
                                              300,837
                                              -------

INDUSTRIAL EQUIPMENT
& MACHINERY -- 0.6%
        500 Caterpillar Inc.                   39,562
      3,700 Cooper Industries, Inc.           153,550
        500 Sidel, SA ORD                      31,835
                                              -------
                                              224,947
                                              -------

INSURANCE -- 2.2%
      1,000 Allstate Corp.                     60,250
        400 American International Group, Inc. 46,000
        700 Assurantieconcern Stad
            Rotterdam ORD                      27,580
      1,300 CNA Financial Corp.(1)            139,750
      2,000 Chubb Corp. (The)                 108,500
        200 General Re Corp.                   33,750
      1,500 NAC Re Corp.                       54,750
      3,100 SAFECO Corp.                      129,425
        800 Sampo Insurance Company Ltd.
            ORD                                58,211
      2,200 St. Paul Companies, Inc.          129,525
        500 UNUM Corp.                         35,563
                                              -------
                                              823,304
                                              -------

LEISURE -- 0.4%
     13,300 Crown Ltd. ORD(1)                  30,528
        700 HFS, Inc.(1)                       45,325
     11,800 Ladbroke Group plc ORD             40,675
        750 Studio Plus Hotels, Inc.(1)        12,938
      1,600 Suburban Lodges of America,
            Inc.(1)                            27,300
                                              -------
                                              156,766
                                              -------

MEDICAL EQUIPMENT & SUPPLIES -- 0.2%
      1,000 Boston Scientific Corp.(1)         58,375
      1,200 Neuromedical Systems, Inc.(1)      16,125
                                               ------
                                               74,500
                                               ------


See Notes to Financial Statements

Annual Report                           Strategic Allocation: Conservative    11


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

November 30, 1996

Shares                                       Value
--------------------------------------------------------------------------------

METALS & MINING -- 0.1%
        900 Reynolds Metals Co.             $  53,550
                                              -------
PACKAGING & CONTAINERS -- 0.4%
      5,600 Ball Corporation                  137,200
                                              -------
PAPER & FOREST PRODUCTS -- 0.9%
      3,600 Chesapeake Corp.                  109,800
      2,100 Union Camp Corp.                  103,163
      3,600 Westvaco Corp.                    101,700
                                              -------
                                              314,663
                                              -------

PERSONAL SERVICES -- 0.3%
      1,300 Equity Corporation
            International(1)                   27,300
      1,400 Service Corp. International        42,175
      1,100 Stewart Enterprises, Inc.          37,400
                                              -------
                                              106,875
                                              -------

PHARMACEUTICALS -- 1.9%
      1,000 Abbott Laboratories                55,750
        700 American Home Products Corp.       44,975
      1,500 Dura Pharmaceuticals, Inc.(1)      55,875
        700 Johnson & Johnson                  37,187
      1,300 Jones Medical Industries, Inc.     52,325
        600 Lilly (Eli) & Co.                  45,900
        300 Merck & Co., Inc.                  24,900
        174 Sandoz AG ORD                     202,509
      7,000 Sankyo Co Ltd. ORD                187,552
                                              -------
                                              706,973
                                              -------

PUBLISHING -- 1.1%
      3,600 American Greetings Corp. Cl A     101,925
      1,500 Banta Corp.                        35,812
      1,200 Central Newspapers, Inc. Cl A      52,200
      3,000 Hollinger, Inc. ORD                28,567
      1,200 McClatchy Newspapers, Inc.         37,050
      2,200 Quebecor Printing, Inc. ORD        40,105
      4,800 VNU Tijdschriftengroep
            Nederland ORD                      97,897
                                              -------
                                              393,556
                                              -------

RAILROADS -- 0.4%
      3,500 CSX Corp.                         163,625
                                              -------
RESTAURANTS -- 0.1%
      1,100 Rainforest Cafe, Inc.(1)           31,900
                                              -------


Shares                                       Value
--------------------------------------------------------------------------------

RETAIL (FOOD & DRUG) -- 0.6%
      1,500 Albertson's, Inc.          $       52,312
      5,200 Giant Food Inc. Cl A              175,500
                                              -------
                                              227,812
                                              -------

RETAIL (GENERAL MERCHANDISE) -- 0.9%
        900 Dayton Hudson Corp.                34,988
      5,700 Dillard Department Stores,
            Inc. Cl A                         174,563
        200 Kohl's Corp.(1)                     7,975
      1,100 May Department Stores Co.          53,625
      1,300 Penney (J.C.) Company, Inc.        69,875
                                              -------
                                              341,026
                                              -------

RETAIL (SPECIALTY) -- 0.6%
      1,200 Corporate Express, Inc.(1)         33,675
      1,000 Cortefiel, S.A. ORD                30,467
      1,000 Fastenal Co.                       43,063
        700 Home Depot, Inc.                   36,487
        300 PETsMART, Inc.(1)                   7,725
      1,000 U.S. Office Products Co.(1)        31,000
      1,700 Wilmar Industries, Inc.(1)         38,888
                                              -------
                                              221,305
                                              -------

TOBACCO -- 0.3%
      1,200 Imasco, Ltd. ORD                   29,701
        700 Philip Morris Companies Inc.       72,188
                                              -------
                                              101,889
                                              -------

TRANSPORTATION -- 0.1%
      3,300 Stagecoach Holdings plc ORD        35,125
                                              -------
UTILITIES (ELECTRIC) -- 2.1%
      4,700 Florida Progress Corp.            152,163
      4,300 Kansas City Power & Light Co.     121,475
      2,800 Northern States Power Co. (Minn.) 131,950
      5,200 Potomac Electric Power            135,200
      1,600 Texas Utilities Electric Co.       63,200
      3,900 Union Electric Co.                155,025
                                              -------
                                              759,013
                                              -------

MISCELLANEOUS -- 0.2%
      1,250 Apollo Group Inc. Cl A(1)          32,578
      1,500 Corrections Corporation of
            America(1)                         37,313
                                               ------
                                               69,891
                                               ------

TOTAL COMMON STOCKS-- 39.4%                14,457,278
   (Cost $13,433,900)                      ----------


See Notes to Financial Statements

12   Strategic Allocation: Conservative           American Century Investments


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

November 30, 1996

Shares/Principal Amount                      Value
--------------------------------------------------------------------------------

PREFERRED STOCKS

CHEMICALS & RESINS -- 0.1%
        450 Henkel KGaA ORD              $     22,412
   (Cost $25,283)                              ------


 U.S. TREASURY SECURITIES
$   400,000 U.S. Treasury Notes, 6.50%,
   4-30-97                                    402,000
  2,200,000 U.S. Treasury Notes, 5.00%,
   2-15-99                                  2,172,500
  1,500,000 U.S. Treasury Notes, 6.375%,
   3-31-01                                  1,532,340
    335,000 U.S. Treasury Notes, 6.625%,
   7-31-01                                    345,784
  1,725,000 U.S. Treasury Notes, 7.50%,
   5-15-02                                  1,858,153
  1,300,000 U.S  Treasury Notes, 7.00%,
   7-15-06                                  1,385,722
    875,000 U.S. Treasury Bonds, 6.75%,
   8-15-26                                    913,281
                                            ---------
TOTAL U.S. TREASURY SECURITIES -- 23.4%     8,609,780
   (Cost $8,420,547)                        ---------


 U.S. GOVERNMENT AGENCY SECURITIES -- 0.3%
    100,000 FNMA, 7.60%, 1-10-97              100,220
   (Cost $101,969)                            -------

MORTGAGE-BACKED SECURITIES(3)
     99,680 FNMA Pool #250576, 7.00%,
   6-1-26                                      99,074
    184,723 GNMA Pool #001991, 9.00%,
   4-20-25                                    194,358
    295,718 GNMA Pool #422006, 7.50%,
   5-15-25                                    300,390
    544,030 GNMA Pool #416856, 7.50%,
   10-15-25                                   552,642
    197,122 GNMA Pool #372335, 7.50%,
   4-15-26                                    200,236


Principal Amount                             Value
--------------------------------------------------------------------------------

$   100,586 GNMA Pool #402682, 7.50%,
   6-15-26                               $    102,175
  1,697,099 GNMA Pool #431942, 8.25%,
   7-15-26                                  1,756,276
                                            ---------
TOTAL MORTGAGE-BACKED
SECURITIES-- 8.7%                           3,205,151
   (Cost $3,146,321)                        ---------


 CORPORATE BONDS
    100,000 Alcan Aluminium Ltd., 5.875%,
   4-1-00                                      99,375
    550,000 Citicorp, 7.125%, 5-15-06         568,563
    500,000 Enron Corp., 6.75%, 7-1-05        503,125
    500,000 First Bank System Inc., 7.625%,
   5-1-05                                     533,125
    200,000 Ford Motor Credit Co., 6.125%,
   1-9-06                                     192,750
    200,000 Lockheed Martin Corp., 6.85%,
   5-15-01                                    205,000
    300,000 MBNA Corp., 6.875%, 6-1-05        302,625
    100,000 Sears, Roebuck & Co., 6.00%,
   5-1-00                                      99,500
                                            ---------
TOTAL CORPORATE BONDS-- 6.8%                2,504,063
   (Cost $3,224,709)                        ---------


 SOVEREIGN GOVERNMENTS & AGENCIES
CAD    150,000 Government of Canada, 7.25%,
   6-1-03                                     121,394
FRF  1,000,000 Government of France, 8.50%,
   4-25-03                                    226,934
JPY 60,000,000 Republic of Italy, 3.50%,
   6-20-01                                    569,574
DEM  1,100,000 Treuhandanstalt, 7.375%,
   12-2-02                                    797,321
GBP    200,000 United Kingdom Treasury,
   8.00%, 6-10-03                             351,223
                                            ---------
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES-- 5.6%               2,066,446
   (Cost $1,227,466)                        ---------

See Notes to Financial Statements

Annual Report                            Strategic Allocation: Conservative   13


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

November 30, 1996

Principal Amount                             Value
--------------------------------------------------------------------------------

 COMMERCIAL PAPER(2)
 $  520,000 American Family Financial
   Services, 5.24%, 2-13-97             $     514,238
    800,000 Caisse d'Amortissment de la
   Dette Sociale, 5.17%, 12-4-96              799,648
    500,000 General Re Corp., 5.17%,
   12-16-96                                   498,858
    715,000 Hitachi Credit Corp., 5.17%,
   12-23-96                                   712,671
    650,000 IMI Funding Corp. (USA), 5.24%,
   2-18-97                                    642,330
    650,000 Kingdom of Sweden, 5.25%,
   2-3-97                                     643,741
  1,200,000 National Australia, 5.25%,
   1-7-97                                   1,193,401
    350,000 Southwestern Bell, 5.17%,
   12-24-96                                   348,815
                                            ---------
TOTAL COMMERCIAL PAPER-- 14.6%              5,353,702
   (Cost $5,353,985)                        ---------



 TEMPORARY CASH INVESTMENTS -- 1.1%
     Repurchase Agreement, Merrill Lynch & Co.
      Inc., (collateralized by U.S. Treasury
      obligations), in a joint trading account at
      5.50%, dated 11-29-96, due 12-2-96
      (Delivery value $400,183)               400,000
   (Cost $400,000)                           --------

TOTAL INVESTMENT SECURITIES -- 100.0%      $36,719,052
   (Cost $35,334,180)                      ===========


 FORWARD FOREIGN CURRENCY CONTRACTS

   Contracts     Settlement                  Unrealized
    to Sell         Dates         Value         Gain

   149,638 CHF     12-31-96     $115,043       $1,262

   389,171 DEM     12-30-96      253,474        2,156

   515,966 FRF     12-31-96       98,820        1,111

22,759,125 JPY     12-30-96      200,810        2,346

    62,919 NLG     12-31-96       36,530          322
                                --------       ------
                                $704,677       $7,197
                                ========       ======

(Value on Settlement Date $711,874)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
DEM = German Mark
FNMA = Federal  National  Mortgage  Association
FRF = French Franc
GBP = British Pound
GNMA = Government  National Mortgage  Association
JPY = Japanese Yen
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
(1) Non-income producing
(2) Rates disclosed represent effective yield to maturity as of November 30, 1996.
(3) Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements

14   Strategic Allocation: Conservative           American Century Investments



                         STRATEGIC ALLOCATION: MODERATE


CUMULATIVE TOTAL RETURNS (as of November 30, 1996)(1)
                                                        6 MONTHS    LIFE OF FUND


INVESTOR CLASS(2) (inception 2/15/96)
   Strategic Allocation: Moderate .................        6.59%        9.91%
   S&P 500(3) .....................................       14.41%       18.17%
   Lehman Aggregate Bond Index(3) .................        7.31%        5.75%(5)
   Three-Month U.S. Treasury Bill(3) ..............        2.55%        3.82%(5)
   Average Balanced Fund(4) .......................        9.44%       14.26%


ADVISOR CLASS(2) (inception 10/2/96)
   Strategic Allocation: Moderate .................        --           3.44%
   S&P 500(3) .....................................        --           9.08%
   Lehman Aggregate Bond Index(3) .................        --           3.97%
   Three-Month U.S. Treasury Bill(3) ..............        --           0.83%

(1)  Returns are defined in the Glossary on page 53.

(2)  See page 51 for share class descriptions.

(3)  See page 52 for more information about these comparative indices.

(4) According to Lipper Analytical Services. See page 52 for more information on Lipper and the fund's category.

(5) Returns since 2/29/96, the date closest to the fund's inception date for which index return data is available.


[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
                    S&P 500           Lehman Aggregate        3-Month T-Bill        Strategic: Moderate
   2/29/96         $10000            $10000                  $10000                $10000
   3/31/96          10133             9930                    10041                 110081
   4/30/96          10269             9875                    10082                 110314
   5/31/96          10504             9855                    10125                 110394
   6/30/96          10586             9987                    10167                 110411
   7/31/96          10102             10014                   10211                 110085
   8/31/96          10292             9997                    10254                 110309
   9/30/96          10911             10172                   10297                 110650
   10/31/96         11197             10397                   10339                 110773
   11/30/96         12018             10575                   10382                 111080


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Cumulative Total Returns table above). The chart begins on 2/29/96 because it is the date closest to the fund's 2/15/96 inception date for which index return data is available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.


[pie chart]

ASSET ALLOCATION (as of November 30, 1996)
   Percent of Fund Investments

   U.S. Stocks 44.7%
   Foreign Stocks 18.0%
   U.S. Bonds 25.7%
   Foreign Bonds 6.2%
   Money Market Securities 5.4%

   See page 52 for the fund's neutral asset mix.

Annual Report                               Strategic Allocation: Moderate    15

                         STRATEGIC ALLOCATION: MODERATE

Management Q & A

     An interview with Jeff Tyler, vice president and lead portfolio manager of American Century Strategic Allocation: Moderate.

How did the fund perform?

   From its inception date on February 15, 1996, through November 30, 1996, the fund's Investor Class shares posted a total return of 9.91%, compared with the 14.26% average return of the 282 "Balanced Funds" tracked by Lipper Analytical Services. (See the table on the previous page for other fund performance comparisons.)

Why did the fund underperform its peer group average?

   The fund had a higher-than-normal percentage of its assets in cash during the first couple months of its existence, and that restrained returns initially. In general, the fund holds more cash than its peers--most balanced funds are typically 60% stocks/40% bonds; the fund's neutral position is 60% stocks/30% bonds/10% cash. The fund also held a number of small-cap and mid-cap stocks, which didn't fare as well as the overall stock market during the period.

Has the fund's asset mix changed much since its inception?

   We've made a few adjustments. For the first few months of its existence, the fund's portfolio was roughly neutral. In late summer, though, we began to cut back a little on the fund's U.S. stock holdings to pursue relatively attractive values in foreign stocks. By the end of the period, we lowered the fund's cash position to add further to its foreign investments.

Given the fund's operating ranges, do you plan to continue the fund's current asset mix going forward?

   For the most part. We currently see more value overseas than we do domestically, so we'll probably maintain the fund's neutral weightings in stocks and bonds but emphasize foreign investments within these asset categories.

You mentioned, both here and in the fund's semiannual report six months ago, that you were cutting back on U.S. stocks. But now you've taken a more neutral position. Why the reversal?

   Six months ago, the S&P 500 had gained more than 50% in a year and a half, and we simply felt there were better investment values elsewhere. But conditions remained favorable for stocks--economic growth moderated, inflation remained low, corporate earnings growth held up and cash flows kept pouring into the market. So, after taking some profits from the fund's U.S. stock holdings during the summer, we gradually brought the fund's domestic stocks back up to neutral toward the end of the period.

What's your outlook for U.S. stocks?

   After the market's 75% gain over the past two years, we have some lingering concerns about U.S. equities. Our two biggest concerns going forward are the possibility of slowing corporate earnings growth and rising labor costs. A slower U.S. economy will likely lead to a slowdown in the growth of corporate profits, and the recent record lows in unemployment suggest that we could see increased wage pressures in 1997.


16   Strategic Allocation: Moderate                 American Century Investments


                         STRATEGIC ALLOCATION: MODERATE

   Despite these reservations, we do see some potential value in the domestic stock market, especially among smaller companies. Small-cap stocks have lagged their large-cap counterparts in recent months and are therefore relatively attractive. The catalyst for a small-cap stock rally may be capital gains legislation--if Congress passes a reduction in the capital gains tax rate, small-cap stocks could benefit from increased demand for aggressive growth shares.

But you see more opportunities among international stocks?

   Absolutely. Despite good returns over the past couple of years, foreign stocks continue to look more attractive to us from a relative value perspective. Foreign markets should benefit from better economic conditions--while the U.S. economy is slowing, economies in other parts of the world are just beginning to rebound. Europe in particular should benefit from resurgent economic growth and government deficit-reduction efforts. The one puzzling area is Japan, where the stock market has been as inconsistent as the country's economic fortunes. We are keeping a close eye on the Japanese economy because it has profound implications for both foreign stock markets and the U.S. bond market.

What's the connection between the Japanese economy and the U.S. bond market?

   In the U.S., economic growth and inflation have been relatively moderate and steady over the past five years, at 2% and 3%, respectively. But the bond market has been surprisingly volatile despite such calm economic conditions. One of the main causes of this volatility has been the fluctuating demand for bonds from foreign central banks, especially the Bank of Japan (BOJ).


FUND'S U.S. STOCKS (as of November 30, 1996)
    Number of Companies             172
    Dividend Yield                  1.79%
    Price/Earnings Ratio            22.7

                               % of Fund's    % of
                               U.S. Stocks    Fund

Top 5 U.S. Stocks
    Exxon Corp.                   2.4%        1.1%
    SBC Communications Inc.       1.6%        0.7%
    BellSouth Corp.               1.6%        0.7%
    Tellabs, Inc.                 1.5%        0.7%
    Giant Food Inc. CI A          1.3%        0.6%


FUND'S FOREIGN STOCKS (as of November 30, 1996)
     Number of Companies         145
     Dividend Yield              1.62%
     Price/Earnings Ratio        46.1


                                                    % of Fund's     % of
                                        Country    Foreign Stocks   Fund

Top 5 Foreign Stocks
    Sandoz AG                        Switzerland       3.3%        0.6%
    Sankyo Co Ltd.                      Japan          2.8%        0.5%
    Marschollek,
       Lautenschlaeger und
       Partner AG                      Germany         2.0%        0.4%
    CS Holding AG                    Switzerland       1.8%        0.3%
    QLT Phototherapeutics, Inc.         Canada         1.7%        0.3%


[pie chart]
Percent of Fund's Foreign Stocks
Europe 60.6%
Asia/Pacific 28.3%
Americas (excluding U.S.) 10.0%
South Africa 1.1%

Annual Report                                Strategic Allocation: Moderate   17


                         STRATEGIC ALLOCATION: MODERATE

     In an effort to pull the Japanese economy out of recession, the BOJ lowered interest rates and took steps to weaken the Japanese currency. To weaken the yen, the BOJ purchased U.S. dollars and invested them in U.S. bonds. As a result, the BOJ has become a major factor in the U.S. bond market over the past five years. If the Japanese economy recovers more fully in 1997, demand from the BOJ for U.S. bonds would likely decline, and this could have a significant impact on the domestic bond market and U.S. interest rates.

What else do you see in store for the U.S. bond market?

   The U.S. economy slowed during the last half of 1996 from the rapid pace it established earlier in the year. If these moderate economic conditions persist, we expect bonds to trade in a fairly narrow range over the next few months.
However, we're watching a couple of factors closely. As I mentioned before, we're concerned about the potential impact of rising labor costs on inflation. We're also keeping an eye on Congress, which will consider a balanced federal budget and entitlement reform in the coming year. The outcome of these debates could have an effect on bond prices in 1997.

Why are the fund's foreign bond holdings concentrated in Europe?

   European bonds should benefit from the progress that many European governments have made toward reducing their budget deficits. Unfortunately, the good news in Europe is offset by unfavorable scenarios in other global fixed-income markets. In Japan, bond yields are at historic lows, providing minimal income and little potential for price appreciation.

Investment terms are defined in the Glossary on page 53.



FUND'S U.S. BONDS (as of November 30, 1996)
    Number of Issues                      35
    Weighted Average Maturity             6.90 years
    Average Duration                      4.58 years

[pie chart]
Percent of Fund's U.S. Bonds
   U.S. Treasury Notes 35.2%
   Corporate Bonds 26.4%
   Mortgage-Backed Securities 23.4%
   U.S. Treasury Bonds 14.1%
   U.S. Government Agency Securities 0.9%


FUND'S FOREIGN BONDS (as of November 30, 1996)
    Number of Issues                      5
    Weighted Average Maturity             5.86 years
    Average Duration                      4.99 years

[pie chart]
Percent of Fund's Foreign Bonds
Europe 91.7%
Americas (excluding U.S.) 8.3%

18   Strategic Allocation: Moderate          American Century Investments



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------


COMMON STOCKS & WARRANTS

AEROSPACE & DEFENSE -- 0.9%
      1,800 Boeing Co.                    $   178,875
      1,400 Litton Industries, Inc.(1)         65,450
      1,800 Lockheed Martin Corp.             163,125
      3,200 Raytheon Co.                      163,600
                                              -------
                                              571,050
                                              -------

AUTOMOBILES & AUTO PARTS -- 1.6%
      1,600 Daimler-Benz AG ORD(1)            104,499
      8,400 Ford Motor Co.                    275,100
     15,000 Fuji Heavy Industries ORD          69,179
     15,000 MBM Resources Berhad ORD           35,912
     80,000 Quingling Motors Co. ORD           34,144
      9,000 Sanden Corp. ORD                   68,626
     41,500 T & N plc ORD                     131,888
      5,000 Toyota Motor Corp. ORD            136,601
        400 Volkswagen AG ORD                 160,338
                                            ---------
                                            1,016,287
                                            ---------

BANKING -- 4.0%
      4,000 Bank of Melbourne Ltd. ORD         29,237
      2,700 Bank of Nova Scotia ORD            93,738
        600 Bank Rozwoju Eksportu S.A. ORD     19,484
      1,900 CS Holding AG ORD(1)              202,120
      1,500 Chase Manhattan Corp.             141,750
      1,600 Citicorp                          174,800
      1,600 Deutsche Pfandbrief-und
            Hypothekenbank AG ORD              69,680
      5,600 First Virginia Banks, Inc.        272,300
      6,400 HSBC Holdings plc ORD             133,264
      1,300 KeyCorp                            68,087
      5,000 Mercantile Bancorporation Inc.    264,375
        700 Morgan (J.P.) & Co. Inc.           66,062
      1,700 Nordlandsbanken ORD                35,319
      5,200 PNC Bank Corp.                    205,400
     30,000 PT Bank Bira ORD                   36,780
      8,500 Royal Bank of Scotland Group
            plc ORD                            74,894
     14,000 Security Bank Corp. ORD(1)         23,967
      5,700 Sparbanken Sverige AB Cl A ORD     94,223
      1,100 State Street Boston Corp.          74,388
      2,900 Wachovia Corp.                    174,000
        800 Wells Fargo & Co.                 227,700
                                            ---------
                                            2,481,568
                                            ---------


Shares                                       Value
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.5%
      2,700 Amgen Inc.(1)                 $   164,700
      2,000 Centocor, Inc.(1)                  55,500
        700 Christian Hansen Holding
            A/S ORD                            93,187
      2,700 ClinTrials Inc.(1)                 57,712
      2,500 Genetics Institute, Inc.(1)       169,375
      1,000 Interneuron Pharmaceuticals,
            Inc.(1)                            19,750
      2,900 Martek BioSciences Corp.(1)        50,750
      1,100 Parexel International Corp.(1)     56,856
     10,200 QLT Phototherapeutics, Inc.
            ORD(1)                            196,902
      1,300 Quintiles Transnational Corp.(1)   78,975
                                              -------
                                              943,707
                                              -------

BROADCASTING & MEDIA -- 0.4%
     17,000 M.A.I.D. plc ORD(1)                69,892
        300 Pathe SA ORD(1)                    69,979
     32,000 Television Broadcasts Ltd. ORD    122,918
                                              -------
                                              262,789
                                              -------

BUILDING & HOME IMPROVEMENTS -- 0.4%
      5,700 Masco Corp.                       208,050
      1,400 Royal Plastics Group, Ltd. ORD(1)  24,899
                                              -------
                                              232,949
                                              -------

BUSINESS SERVICES & SUPPLIES -- 1.9%
      1,700 ABR Information Services, Inc.(1)  72,887
      7,500 AccuStaff, Inc.(1)                151,875
      3,100 APAC Teleservices, Inc.(1)        147,637
      4,900 Concord EFS, Inc.(1)              143,631
     27,500 Corporate Services Group plc ORD   77,685
      3,800 Employee Solutions, Inc.(1)        70,062
      6,400 First Data Corp.                  255,200
        100 Gartner Group, Inc. Cl A(1)         3,681
      1,500 ISS International Service System
            A/S CI B ORD                       41,464
      6,250 PMT Services, Inc.(1)             132,422
      3,000 Prosegur, CIA de Seguridad
            SA ORD                             24,412
      3,500 ROMAC International, Inc.(1)       84,000
                                            ---------
                                            1,204,956
                                            ---------

See Notes to Financial Statements

Annual Report                              Strategic Allocation: Moderate     19



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

CHEMICALS & RESINS -- 1.8%
      2,400 Air Products & Chemicals, Inc.$   166,800
        700 Akzo Nobel ORD                     92,839
      1,600 Dow Chemical Co.                  134,000
      1,500 Great Lakes Chemical Corp.         80,437
         60 Henkel KGaA ORD(1)                  2,926
     10,000 Japan Synthetic Rubber Co. ORD     66,588
      7,700 Lubrizol Corp.                    236,775
     15,100 Millennium Chemicals Inc.(1)      311,437
      1,700 Nalco Chemical Co.                 64,813
                                            ---------
                                            1,156,615
                                            ---------

COMMUNICATIONS EQUIPMENT -- 2.8%
      4,000 ADC Telecommunications, Inc.(1)   146,000
      3,900 Ascend Communications, Inc.(1)    277,631
      3,900 Comverse Technology, Inc.(1)      132,600
      3,000 Davox Corp.(1)                    114,375
      4,091 Lucent Technologies, Inc.         209,664
      3,800 Motorola, Inc.                    210,425
      2,050 NICE-Systems Ltd. ADR(1)           36,900
      1,900 PairGain Technologies, Inc.(1)    121,125
      2,400 Tandberg AS ORD(1)                 64,989
     10,600 Tellabs, Inc.(1)                  423,338
                                            ---------
                                            1,737,047
                                            ---------

COMMUNICATIONS SERVICES -- 3.8%
      8,600 AT&T Corp.                        337,550
      5,300 Asia Satellite Telecommunications
            Holdings Ltd. ADR(1)              134,488
     11,000 BellSouth Corp.                   444,125
     17,000 Cable & Wireless plc ORD          136,067
      3,400 Cincinnati Bell, Inc.             202,725
      5,600 LCI International, Inc.(1)        182,700
      4,500 MCI Communications Corp.          137,531
      3,000 Omnipoint Corp.(1)                 79,500
      1,400 Portugal Telecom, S.A. ADR         37,100
      8,600 SBC Communications Inc.           452,575
     20,000 Telecom Italia Mobile SpA ORD      47,051
        600 Telefonica de Espana ADR           39,600
      4,800 Telefonica de Espana ORD          105,145
      4,900 TELUS Corp. ORD                    77,524
                                            ---------
                                            2,413,681
                                            ---------


Shares                                       Value
--------------------------------------------------------------------------------

COMPUTER PERIPHERALS -- 1.5%
      3,600 Azlan Group plc ORD          $     35,866
      4,500 Cascade Communications(1)         310,219
      2,050 Ciprico Inc.(1)                    27,675
      4,000 Cisco Systems Inc.(1)             271,750
      3,400 Diebold, Inc.                     202,725
      2,000 Security Dynamics Technologies,
            Inc.(1)                            82,625
                                              -------
                                              930,860
                                              -------

COMPUTER SOFTWARE & SERVICES -- 4.0%
      2,300 CBT Group PLC ADR(1)              132,250
      1,800 Cap Gemini N.V. ORD                52,981
      4,100 Cap Gemini Sogeti SA ORD(1)       194,490
      3,000 Clarify, Inc.(1)                  134,250
      3,250 Computer Associates International,
            Inc.                              213,688
      2,800 Compuware Corp.(1)                158,900
     15,000 Dimension Data Holdings Ltd. ORD   42,114
      2,300 HBO & Co.                         130,956
      5,000 JBA Holdings Plc ORD               39,936
      3,700 McAfee Associates, Inc.(1)        175,750
        600 Microsoft Corp.(1)                 94,162
      8,300 Misys plc ORD                     138,448
      4,550 Oracle Systems Corp.(1)           223,519
      1,100 Ordina Beheer N.V. ORD(1)          50,988
     18,000 Parity plc ORD                    106,691
      4,800 Rational Software Corp.(1)        167,400
        800 TT Tieto OY ORD                    61,655
      3,000 Tecnomatix Technologies Ltd.
            ADR(1)                             64,875
      2,500 The Sage Group plc ORD             21,754
      2,300 Transaction Systems Architects,
            Inc.(1)                            84,525
      6,700 Vanstar Corp.(1)                  182,575
        525 WM-Data AB ORD                     43,939
                                            ---------
                                            2,515,846
                                            ---------

COMPUTER SYSTEMS -- 0.6%
        900 Dell Computer Corp.(1)             91,519
        600 International Business Machines
            Corp.                              95,625
      3,200 Sun Microsystems, Inc.(1)         186,200
                                              -------
                                              373,344
                                              -------

See Notes to Financial Statements

20      Strategic Allocation: Moderate              American Century Investments



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 1.3%
      3,800 Avon Products, Inc.           $   211,850
      1,400 Colgate-Palmolive Co.             129,675
      2,000 Gillette Company                  147,500
     50,000 Li & Fung Ltd. ORD                 46,560
      3,700 Rexall Sundown, Inc.(1)            94,350
        170 SMH Swiss Corporation for
            Microelectronics and
            Watchmaking Industries
            Ltd. ORD                          108,572
     15,000 Shanghai Industrial Holdings Ltd.
            ORD (Acquired 9-19-96,
            Cost $30,272)(1)(4)                48,791
      2,000 Uni-Charm Corporation ORD          48,316
                                              -------
                                              835,614
                                              -------

DIVERSIFIED COMPANIES -- 1.6%
     12,013 BBA Group plc ORD                  70,296
      4,500 Bidvest Group Ltd. ORD             23,659
     19,000 Citic Pacific Ltd. ORD             99,030
     29,300 Email Ltd. ORD                     83,948
      1,800 General Electric Co. (U.S.)       187,200
      8,500 Granada Group plc ORD             123,561
     80,000 Guangzhou Investments Company
            Ltd. ORD                           31,040
      1,300 Hexagon AB CI B ORD                31,750
      3,000 Nikon Corp. ORD                    36,632
      9,652 Siebe plc ORD                     154,102
     34,100 Southcorp Holdings Ltd. ORD       112,133
      3,000 Yamaha Corp. ORD                   51,917
                                            ---------
                                            1,005,268
                                            ---------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 1.3%
      5,600 AMP, Inc.                         214,200
      1,000 Advantest Corp. ORD                42,693
     12,600 Anicom, Inc.(1)                   120,487
      4,000 Elektrim Spolka Akcyjna S.A. ORD   36,510
      6,000 Hana Microelectronics Public Co.
            ORD                                32,179
      1,200 Intel Corp.                       152,175
      2,300 RadiSys Corp.(1)                  104,938
      4,000 Sharp Corp. ORD                    62,547
      1,200 Sony Corp. ORD                     76,848
                                              -------
                                              842,577
                                              -------


Shares                                       Value
--------------------------------------------------------------------------------

ENERGY (PRODUCTION
& MARKETING) -- 4.9%
      3,500 Amoco Corp.                   $   271,687
        600 Atlantic Richfield Co.             83,475
      8,700 British-Borneo Petroleum
            Syndicate plc ORD                  93,333
      1,200 Burlington Resources Inc.          63,600
     22,200 Cairn Energy plc ORD(1)           131,772
     29,100 Canadian 88 Energy
             Corp. ORD(1)                     129,386
      3,600 Chevron Corp.                     241,200
      7,200 Exxon Corp.                       681,300
      8,000 MAPCO Inc.                        270,000
        500 Mobil Corp.                        60,500
      2,700 Murphy Oil Corp.                  137,700
      4,000 Renaissance Energy Ltd. ORD(1)    140,353
      2,400 Rigel Energy Corp. ORD(1)          26,322
     27,000 Santos Ltd. ORD                   109,883
      3,400 Seagull Energy Corp.(1)            77,775
      3,300 Talisman Energy, Inc. ORD(1)      111,268
      1,100 Texaco Inc.                       109,038
      4,800 Unocal Corp.                      195,600
      6,400 YPF Sociedad Anonima ADR          148,800
                                            ---------
                                            3,082,992
                                            ---------

ENERGY (SERVICES) -- 0.5%
      1,700 Baker Hughes Inc.                  62,262
      3,600 Bouygues Offshore S.A. ADR(1)      42,300
      6,000 Electricity Generating Public
            Company Ltd. ORD                   18,555
     19,400 Saipem S.p.A. ORD                  89,742
      3,100 Smedvig ASA Cl A ORD               65,129
        775 Smedvig ASA Cl B ORD(1)            15,438
                                              -------
                                              293,426
                                              -------

ENVIRONMENTAL SERVICES -- 1.1%
     11,500 Browning-Ferris Industries, Inc.  309,062
      4,500 Thermatrix Inc.(1)                 42,469
      4,000 Tomra Systems A/S ORD              59,138
      3,400 USA Waste Services, Inc.(1)       109,650
      2,000 United Waste Systems, Inc.(1)      67,250
      1,900 WMX Technologies, Inc.             68,400
                                              -------
                                              655,969
                                              -------

See Notes to Financial Statements

Annual Report                              Strategic Allocation: Moderate     21



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.5%
      5,300 Amresco, Inc.(1)                 $114,612
      5,000 Arab Malaysian Corporation
            Berhad ORD                         25,722
     27,000 Banca Fideuram ORD                 66,102
      4,100 Close Brothers Group Plc ORD       22,303
      6,300 Federal National Mortgage
            Association                       259,875
      4,535 Kempen & Company NV ORD            90,653
      2,040 Newcourt Credit Group Inc. ORD
            (Acquired 2-15-96 through
            7-15-96, Cost $45,006)(4)          74,226
      4,766 Travelers Group, Inc.             214,470
     25,000 United Merchant Group ORD          44,519
                                              -------
                                              912,482
                                              -------

FOOD & BEVERAGE -- 1.5%
      1,500 Anheuser-Busch Companies, Inc.     63,562
     12,150 Archer-Daniels-Midland            267,300
         63 Cadbury Schweppes plc ORD             542
        800 Delhaize-Le Lion, S.A. ORD         46,940
      3,800 Hudson Foods, Inc. Cl A            69,350
      1,200 Huhtamaki Group ORD                51,666
          2 Lindt & Spruengli AG ORD           39,255
      4,900 Northland Cranberries, Inc.       110,250
      8,600 Ralcorp Holdings, Inc.(1)         168,775
      3,800 Universal Foods Corp.             140,600
                                              -------
                                              958,240
                                              -------

GLASS PRODUCTS -- 0.1%
      2,000 Hoya Corp. ORD                     75,021
                                              -------
HEALTHCARE -- 1.2%
      3,200 Bausch & Lomb, Inc.               118,800
      5,600 Baxter International, Inc.        238,000
     10,400 Capstone Pharmacy Services,
            Inc.(1)                           111,800
      2,400 Health Management Associates,
            Inc.(1)                            53,100
      2,900 NCS HealthCare, Inc. Cl A(1)       79,750
      3,600 OccuSystems, Inc.(1)              104,850
      3,000 Tenet Healthcare Corp.(1)          67,125
                                              -------
                                              773,425
                                              -------

INDUSTRIAL EQUIPMENT
& MACHINERY -- 1.2%
      2,300 Assa Abloy AB Cl B ORD             37,677
      1,100 Caterpillar Inc.                   87,037
      7,200 Cooper Industries, Inc.           298,800



Shares                                       Value
--------------------------------------------------------------------------------

      2,000 IHC Caland N.V. ORD           $   111,942
      1,800 KCI Konecranes ORD (Acquired
            3-19-96 through 7-18-96,
            Cost $36,734)(1)(4)                55,412
      3,400 Pfeiffer Vacuum Technology
            AG ADR (1)                         57,800
      4,200 Powerscreen International Plc ORD  42,233
      1,000 Sidel, SA ORD                      63,669
                                              -------
                                              754,570
                                              -------

INSURANCE -- 3.0%
      3,900 Allstate Corp.                    234,975
      1,400 American International Group, Inc.161,000
      2,215 Assurantieconcern Stad Rotterdam
            ORD                                87,270
      2,500 CNA Financial Corp.(1)            268,750
      3,800 Chubb Corp. (The)                 206,150
        400 General Re Corp.                   67,500
      2,500 Metropolitan Life Ltd. ORD         41,463
      2,800 NAC Re Corp.                      102,200
     33,000 Reinsurance Australia Corporation
            Ltd. ORD                          118,186
      6,000 SAFECO Corp.                      250,500
        800 Sampo Insurance Company
            Ltd. CI A ORD                      58,211
      4,200 St. Paul Companies, Inc.          247,275
        900 UNUM Corp.                         64,013
                                            ---------
                                            1,907,493
                                            ---------

LEISURE -- 0.9%
     50,586 CDL Hotels International Limited
            ORD                                26,006
      4,100 HFS, Inc.(1)                      265,475
     12,000 Ladbroke Group plc ORD             41,365
      7,000 London Clubs International plc
            ORD                                38,960
      3,000 Servgro International Ltd. ORD     15,516
      5,350 Studio Plus Hotels, Inc.(1)        92,288
      4,500 Suburban Lodges of America, Inc.(1)76,781
                                              -------
                                              556,391
                                              -------

MACHINERY & EQUIPMENT -- 0.2%
      6,800 Intevac, Inc.(1)                  105,400
                                              -------
MEDICAL EQUIPMENT & SUPPLIES -- 1.0%
      2,200 Biocompatibles International plc
            ORD(1)                             27,319
        166 Biocompatibles International plc
            Warrants ORD (Expiration
            date 2-14-97)(1)                      374


See Notes to Financial Statements

22     Strategic Allocation: Moderate             American Century Investments



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

      4,100 Boston Scientific Corp.(1)    $   239,338
      5,800 Getinge Industrier AB Cl B ORD    111,855
      2,600 Laser Industries, Ltd. ADR(1)      33,638
      5,000 Neuromedical Systems, Inc.(1)      67,188
     12,000 Terumo ORD                        158,124
                                              -------
                                              637,836
                                              -------

METALS & MINING -- 0.2%
      1,900 Reynolds Metals Co.               113,050
                                              -------
PACKAGING & CONTAINERS -- 0.6%
     11,100 Ball Corporation                  271,950
        380 SCHMALBACH LUBECA AG
            ORD(1)                             83,635
                                              -------
                                              355,585
                                              -------

PAPER & FOREST PRODUCTS -- 1.2%
      7,000 Chesapeake Corp.                  213,500
      1,100 Kimberly-Clark de Mexico,
            SA de CV Cl A ORD                  21,352
      5,000 Kokuyo Co. Ltd. ORD               130,452
      4,100 Union Camp Corp.                  201,413
      7,200 Westvaco Corp.                    203,400
                                              -------
                                              770,117
                                              -------

PERSONAL SERVICES -- 0.8%
      5,600 Equity Corporation
            International(1)                  117,600
        200 Falck A/S ORD                      53,928
      7,600 Service Corp. International       228,950
      2,000 Stewart Enterprises, Inc.          68,000
                                              -------
                                              468,478
                                              -------

PHARMACEUTICALS -- 2.8%
      2,400 Abbott Laboratories               133,800
      1,200 American Home Products Corp.       77,100
      5,400 Dura Pharmaceuticals, Inc.(1)     201,150
      1,600 Johnson & Johnson                  85,000
      5,650 Jones Medical Industries, Inc.    227,412
      2,100 Lilly (Eli) & Co.                 160,650
      1,200 Merck & Co., Inc.                  99,600
      4,000 Nippon Kayaku Co. Ltd. ORD         27,197
     10,400 OY Tamro AB ORD (Acquired
            5-22-96 through 8-1-96,
            Cost $64,047)(4)                   74,330
        322 Sandoz AG ORD                     374,757
     12,000 Sankyo Co Ltd. ORD                321,518
                                            ---------
                                            1,782,514
                                            ---------



Shares                                       Value
--------------------------------------------------------------------------------

PUBLISHING -- 1.2%
      7,000 American Greetings Corp. Cl A    $198,187
      2,700 Banta Corp.                        64,462
      2,300 Central Newspapers, Inc. Cl A     100,050
      2,000 Dorling Kindersley Holdings
            plc ORD                            17,958
      2,400 McClatchy Newspapers, Inc.         74,100
      8,100 Mondadori (Arnoldo) Editore
            SpA ORD                            68,017
      4,000 Quebecor Printing, Inc. ORD        72,919
      6,000 VNU Tijdschriftengroep
            Nederland ORD                     122,371
                                              -------
                                              718,064
                                              -------

RAILROADS -- 0.5%
      6,600 CSX Corp.                         308,550
                                              -------
REAL ESTATE -- 0.2%
     24,000 Henderson China ORD                60,217
     20,000 Parkway Holdings Ltd. ORD          75,579
                                              -------
                                              135,796
                                              -------

RESTAURANTS -- 0.2%
     12,000 Kentucky Fried Chicken Berhad
            ORD                                53,186
      4,000 PizzaExpress plc ORD               35,480
      2,050 Rainforest Cafe, Inc.(1)           59,450
                                              -------
                                              148,116
                                              -------

RETAIL (FOOD & DRUG) -- 0.8%
      3,200 Albertson's, Inc.                 111,600
     10,900 Giant Food Inc. Cl A              367,875
                                              -------
                                              479,475
                                              -------

RETAIL (GENERAL MERCHANDISE)-- 1.2%
     40,000 Davids Ltd. ORD                    54,697
      1,700 Dayton Hudson Corp.                66,087
      5,000 Dickson Concepts International
            Ltd. ORD                           18,365
     11,400 Dillard Department Stores,
            Inc. Cl A                         349,125
      2,200 May Department Stores Co.         107,250
      2,600 Penney (J.C.) Company, Inc.       139,750
      5,000 Siam Makro PLC ORD                 21,726
                                              -------
                                              757,000
                                              -------

See Notes to Financial Statements

Annual Report                              Strategic Allocation: Moderate     23



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

RETAIL (SPECIALTY) -- 1.9%
      4,000 Corporate Express, Inc.(1)  $     112,250
      2,500 Cortefiel, S.A. ORD                76,167
      5,700 Esselte AB Cl B ORD               130,723
      3,600 Fastenal Co.                      155,025
    114,000 First Sign International Holdings
            Ltd. ORD                           37,966
      2,800 Home Depot, Inc.                  145,950
     39,000 MFI Furniture Group plc ORD       126,567
      3,600 PETsMART, Inc.(1)                  92,700
      6,700 U.S. Office Products Company(1)   207,700
      4,200 WILMAR INDUSTRIES, INC.(1)         96,075
                                            ---------
                                            1,181,123
                                            ---------

TOBACCO -- 0.5%
      2,800 Philip Morris Companies Inc.      288,750
                                              -------

TRANSPORTATION -- 0.2%
      1,500 Koninklijke Van Ommeren N.V.
            ORD                                65,183
      6,700 Stagecoach Holdings plc ORD        71,314
                                              -------
                                              136,497
                                              -------

UTILITIES (ELECTRIC) -- 2.4%
      9,300 Florida Progress Corp.            301,087
      8,400 Kansas City Power & Light Co.     237,300
      5,700 Northern States Power Co. (Minn.) 268,613
     10,400 Potomac Electric Power            270,400
      3,300 Texas Utilities Electric Co.      130,350
      7,700 Union Electric Co.                306,075
                                            ---------
                                            1,513,825
                                            ---------

MISCELLANEOUS -- 0.5%
      4,500 Apollo Group Inc. Cl A(1)         117,281
        627 Havas Advertising SA ORD           69,531
      5,300 Internatio-Muller NV ORD          132,354
                                              -------
                                              319,166
                                              -------

TOTAL COMMON STOCKS
& WARRANTS-- 61.7%                         38,713,509
   (Cost $35,544,862)                      ----------



Shares/Principal Ammount                     Value
--------------------------------------------------------------------------------


PREFERRED STOCKS

CHEMICALS & RESINS -- 0.2%
      2,640 Henkel KGaA ORD               $   131,485
                                              -------
INSURANCE -- 0.4%
      1,640 Marschollek, Lautenschlaeger und
   Partner AG ORD                             228,192
                                              -------
LEISURE -- 0%
      8,167 Village Roadshow Ltd. Cl A ORD     23,599
                                              -------
PHARMACEUTICALS -- 0.3%
        890 Fresenius Ag ORD                  179,910
                                              -------
RETAIL (SPECIALTY) -- 0.1%
        900 Moebel Walther AG ORD              57,932
                                              -------

TOTAL PREFERRED STOCKS-- 1.0%                 621,118
   (Cost $519,427)                            -------



 U.S. TREASURY SECURITIES
 $3,000,000 U.S. Treasury Notes, 5.00%,
   2-15-99                                  2,962,500
    625,000 U.S. Treasury Notes, 6.625%,
   7-31-01                                    645,119
  1,825,000 U.S. Treasury Notes, 7.50%,
   5-15-02                                  1,965,872
    100,000 U.S. Treasury Notes, 5.75%,
   8-15-03                                     99,000
  2,075,000 U.S. Treasury Bonds, 7.25%,
   5-15-16                                  2,266,294
                                            ---------
TOTAL U.S. TREASURY SECURITIES -- 12.7%     7,938,785
   (Cost $7,683,356)                        ---------


 U.S. GOVERNMENT AGENCY SECURITIES -- 0.2%
    150,000 FNMA, 7.60%, 1-10-97              150,330
   (Cost $152,950)                            -------


See Notes to Financial Statements

24      Strategic Allocation: Moderate            American Century Investments



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Principal Amount                               Value
--------------------------------------------------------------------------------


 MORTGAGE-BACKED SECURITIES(3)
   $126,410 FHLMC Gold Pool #C00465,
   8.00%, 6-1-26                          $   130,273
    471,190 FHLMC Gold Pool #D72306,
   8.00%, 6-1-26                              485,590
    196,492 FHLMC Gold Pool #D72431,
   8.00%, 6-1-26                              202,497
    384,249 FHLMC Gold Pool #D72499,
   8.00%, 7-1-26                              395,991
    248,087 FNMA Pool #341078, 7.00%,
   5-1-26                                     246,579
    398,720 FNMA Pool #250576, 7.00%,
   6-1-26                                     396,296
    543,567 GNMA Pool #397233, 9.50%,
   2-20-25                                    584,644
    461,808 GNMA Pool #001991, 9.00%,
   4-20-25                                    485,896
    296,744 GNMA Pool #416856, 7.50%,
   10-15-25                                   301,441
    191,351 GNMA Pool #421254, 7.50%,
   11-15-25                                   194,380
    345,232 GNMA Pool #416761, 7.50%,
   6-15-26                                    350,687
                                            ---------
TOTAL MORTGAGE-BACKED
SECURITIES-- 6.0%                           3,774,274
   (Cost $3,685,595)                        ---------


 CORPORATE BONDS
    400,000 Aetna Inc., 6.75%, 8-15-01        409,000
    100,000 Alcan Aluminium Ltd., 5.875%,
   4-1-00                                      99,375
    400,000 Citicorp, 7.125%, 5-15-06         413,500
    150,000 Domtar, Inc., 8.75%, 8-1-06       160,500
    150,000 Federated Department Stores,
   8.50%, 6-15-03                             158,625
    400,000 Ford Motor Credit Co., 6.125%,
   1-9-06                                     385,500
    400,000 Lockheed Martin Corp., 6.85%,
   5-15-01                                    410,000


Principal Amount                             Value
--------------------------------------------------------------------------------

   $100,000 MBNA Corp., 6.875%, 6-1-05    $   100,875
    200,000 Merrill Lynch & Co., Inc., 8.00%,
   2-1-02                                     215,000
    250,000 Oryx Energy Co., 8.375%,
   7-15-04                                    262,813
    400,000 Pacific Gas & Electric Company,
   6.25%, 3-1-04                              397,000
    100,000 Paramount Communications, Inc.,
   7.50%, 1-15-02                             101,250
    125,000 RJR Nabisco Holdings Corp.,
   8.75%, 4-15-04                             128,594
    400,000 Santander Financial Issuances
   Ltd., 7.00%, 4-1-06                        408,500
    150,000 Spieker Properties, Inc., 6.80%,
   12-15-01                                   150,750
    100,000 Tele-Communications Inc., 8.25%,
   1-15-03                                    101,750
    100,000 Time Warner Inc., 8.11%, 8-15-06  105,500
    250,000 360 Communications Co.,
   7.125%, 3-1-03                             251,250
                                            ---------
TOTAL CORPORATE BONDS-- 6.8%                4,259,782
   (Cost $4,092,471)                        ---------



 SOVEREIGN GOVERNMENTS & AGENCIES
CAD    400,000 Government of Canada, 7.25%,
   6-1-03                                     323,717
FRF  2,500,000 Government of France, 8.50%,
   4-25-03                                    567,336
JPY100,000,000 Republic of Italy, 3.50%,
   6-20-01                                    949,291
DEM  2,000,000 Treuhandanstalt, 7.375%,
   12-2-02                                  1,449,675
GBP    350,000 United Kingdom Treasury,
   8.00%, 6-10-03                             614,641
                                             --------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES-- 6.2%                           3,904,660
   (Cost $3,800,260)                        ---------


See Notes to Financial Statements

Annual Report                              Strategic Allocation: Moderate     25



                             SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE
NOVEMBER 30, 1996


Principal Amount                               Value
--------------------------------------------------------------------------------

 COMMERCIAL PAPER(2)
   $500,000 General Electric Capital, 5.25%,
   1-16-97                              $     496,614
    500,000 IMI Funding Corp. (USA), 5.24%,
   2-18-97                                    494,100
    600,000 Kingdom of Sweden, 5.25%,
   2-3-97                                     594,222
    500,000 Merrill Lynch & Co., Inc., 5.25%,
   1-29-97                                    495,641
    700,000 Mitsubishi International, 5.25%,
   1-9-97                                     695,867
                                            ---------
TOTAL COMMERCIAL PAPER-- 4.4%               2,776,444
   (Cost $2,776,620)                        ---------


 TEMPORARY CASH INVESTMENTS -- 1.0%
   Repurchase Agreement, Goldman Sachs &
      Co., Inc., (collateralized by U.S. Treasury
      obligations), in a joint trading account at
      5.61%, dated 11-29-96, due 12-2-96
      (Delivery value $600,281)               600,000
   (Cost $600,000)                            -------

TOTAL INVESTMENT SECURITIES -- 100.0%     $62,738,902
   (Cost $58,855,541)                     ===========


 FORWARD FOREIGN CURRENCY CONTRACTS

   Contracts     Settlement                  Unrealized
    to Sell         Dates         Value         Gain

   246,637 CHF     12-31-96   $  189,617     $  2,080

   988,294 DEM     12-30-96      643,693        5,475

 1,312,552 FRF     12-31-96      251,386        2,736

39,992,925 JPY     12-30-96      352,868       4,123

   354,175 NLG     12-31-96      205,629       1,812
                                 -------       -----
                              $1,643,193     $16,226
                              ==========     =======

(Value on Settlement Date $1,659,419)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
DEM = German Mark
FHLMC = Federal Home Loan Mortgage  Corporation
FNMA = Federal National Mortgage Association
FRF = French Franc
GBP = British Pound
GNMA = Government National Mortgage Association
JPY = Japanese Yen
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
(1) Non-income producing
(2) Rates  disclosed  represent  effective  yield to maturity as of November 30,
    1996.
(3) Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.
(4) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be
    sold  to  qualified  institutional   investors.   The  aggregate  value  of
    restricted securities at November 30, 1996, was $252,759, which represented 0.4% of the net assets of Strategic Allocation:
    Moderate.

See Notes to Financial Statements

26    Strategic Allocation: Moderate              American Century Investments



                        STRATEGIC ALLOCATION: AGGRESSIVE


CUMULATIVE TOTAL RETURNS (as of November 30, 1996)(1)
                                                        MONTHS      LIFE OF FUND


INVESTOR CLASS(2) (inception 2/15/96)
   Strategic Allocation: Aggressive ...............       5.74%        10.60%
   S&P 500(3) .....................................      14.41%        18.17%
   Lehman Aggregate Bond Index(3) .................       7.31%         5.75%(5)
   Three-Month U.S. Treasury Bill(3) ..............       2.55%         3.82%(5)
   Average Growth & Income Fund(4) ................      11.41%        20.74%


ADVISOR CLASS(2) (inception 10/2/96)
   Strategic Allocation: Aggressive ...............        --           2.98%
   S&P 500(3) .....................................        --           9.08%
   Lehman Aggregate Bond Index(3) .................        --           3.97%
   Three-Month U.S. Treasury Bill(3) ..............        --           0.83%

(1)  Returns are defined in the Glossary on page 53.

(2)  See page 51 for share class descriptions.

(3)  See page 52 for more information about these comparative indices.

(4) According to Lipper Analytical Services. See page 52 for more information on Lipper and the fund's category.

(5) Returns since 2/29/96, the date closest to the fund's inception date for which index return data is available.


[line graph]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
                  S&P 500               Lehman Aggregate      3-Month T-Bill       Strategic: Aggressive
   2/29/96       $10000                $10000                $10000               $10000
   3/31/96        10133                 9930                  10041                110101
   4/30/96        10269                 9875                  10082                110423
   5/31/96        10504                 9855                  10125                10544
   6/30/96        10586                 9987                  10167                110524
   7/31/96        10102                 10014                 10211                110081
   8/31/96        10292                 9997                  10254                110323
   9/30/96        10911                 10172                 10297                110766
   10/31/96       11197                 10397                 10339                110847
   11/30/96       12018                 10575                 10382                111149

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Cumulative Total Returns table above). The chart begins on 2/29/96 because it is the date closest to the fund's 2/15/96 inception date for which index return data is available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.


[pie chart]
ASSET ALLOCATION (as of November 30, 1996)
   Percent of Fund Investments
   U.S. Stocks 51.3%
   Foreign Stocks 21.8%
   U.S. Bonds 14.0%
   Foreign Bonds 5.3%
   Money Market Securities 7.6%

See page 52 for the fund's neutral asset mix.

Annual Report                         Strategic Allocation: Aggressive        27


Management Q & A

     An interview with Jeff Tyler, vice president and lead portfolio manager of American Century Strategic Allocation: Aggressive.

How did the fund perform?

   From its inception date on February 15, 1996, through November 30, 1996, the fund's Investor Class shares posted a total return of 10.60%, compared with the 20.74% average return of the 542 "Growth & Income Funds" tracked by Lipper Analytical Services. (See the table on the previous page for other fund performance comparisons.)

Why did the fund underperform its peer group average?

   I would hesitate to call this group the fund's "peers." Almost all of the funds in this group invest exclusively in U.S. stocks, whereas the fund typically devotes 20% of its portfolio to foreign stocks and another 25% to bonds and cash. With U.S. stocks producing the strongest returns of any asset class during the period, it's not surprising that the fund lagged its "peers." This more diversified positioning puts the fund at a comparative disadvantage when U.S. stocks are performing well, but the fund should outperform when domestic stocks lag.

   Another factor working against the fund was the strong performance of large-cap U.S. stocks during the period. Growth & income funds get their income from stocks that pay high dividends, and these stocks tend to be larger companies. The fund's U.S. stock holdings lean more toward small-cap stocks, which severely underperformed large-cap issues during the last few months of the period (see the Period Overview on page 3 for an explanation of the divergence between the performance of large- and small-cap stocks).

Has the fund's asset mix changed much since its inception?

   We've made a few adjustments. For the first few months of its existence, the fund's portfolio was roughly neutral. Toward the end of the period, though, we began to cut back a little on the fund's U.S. stocks to pursue relatively attractive values in foreign stocks.

Given the fund's operating ranges, do you plan to continue the fund's current asset mix going forward?

   For the most part. We currently see more value overseas than we do domestically, so we'll probably return to neutral weightings in stocks and bonds but emphasize foreign investments within these categories.

You mentioned, both here and in the fund's semiannual report six months ago, that you were cutting back on U.S. stocks. But now you're planning a more neutral position. Why the reversal?

   Six months ago, the S&P 500 had gained more than 50% in a year and a half, and we simply felt there were better investment values elsewhere. But conditions remained favorable for stocks--economic growth moderated, inflation remained low, corporate earnings growth held up and cash flows kept pouring into the market. We think U.S. stocks could continue to do well if these conditions persist. In addition, we see a great deal of value in small-cap stocks, which haven't fully participated in this year's stock rally. We've recently expanded the fund's small-cap holdings.

28   Strategic Allocation: Aggressive             American Century Investments


                        STRATEGIC ALLOCATION: AGGRESSIVE

Do you have any lingering skepticism about the outlook for U.S. stocks?

   After the market's 75% gain over the past two years, we have some concerns about U.S. equities. Our two biggest concerns going forward are the possibility of slowing corporate earnings growth and rising labor costs. A slower U.S. economy will likely lead to a slowdown in the growth of corporate profits, and the recent record lows in unemployment suggest that we could see increased wage pressures in 1997.

You don't have the same reservations about foreign stocks?

   Not at all. Foreign markets should benefit from better economic conditions--while the U.S. economy is slowing, economies in other parts of the world are just beginning to rebound. Europe in particular should benefit from resurgent economic growth and government deficit-reduction efforts. The one puzzling area is Japan, where the stock market has been as inconsistent as the country's economic fortunes. We are keeping a close eye on the Japanese economy because it has profound implications for both foreign stock markets and the U.S. bond market.

FUND'S U.S. STOCKS (as of November 30, 1996)
     Number of Companies      184
     Dividend Yield           1.49%
     Price/Earnings Ratio     24.8


                               % of Fund's    % of
                               U.S. Stocks    Fund

Top 5 U.S. Stocks
    Tellabs, Inc.                 1.8%        0.9%
    Exxon Corp.                   1.7%        0.9%
    SBC Communications Inc.       1.5%        0.8%
    BellSouth Corp.               1.4%        0.7%
    Cisco Systems Inc.            1.3%        0.7%



FUND'S FOREIGN STOCKS (as of November 30, 1996)
     Number of Companies      174
     Dividend Yield           1.65%
     Price/Earnings Ratio     42.2


                                             % of Fund's         % of
                              Country        Foreign Stocks      Fund

Top 5 Foreign Stocks
    Sandoz AG                 Switzerland         2.3%           0.5%
    Fresenius AG              Germany             1.6%           0.4%
    Cable & Wireless plc      U.K.                1.5%           0.3%
    Talisman Energy, Inc.     Canada              1.5%           0.3%
    Sankyo Co. Ltd.           Japan               1.4%           0.3%

[pie chart]
Percent of Fund's Foreign Stocks
   Europe 56.2%
   Asia/Pacific 31.0%
   Americas (excluding U.S.) 11.9%
   South Africa 0.9%

Annual Report                           Strategic Allocation: Aggressive      29


                        STRATEGIC ALLOCATION: AGGRESSIVE

What's the connection between the Japanese economy and the U.S. bond market?

   In the U.S., economic growth and inflation have been relatively moderate and steady over the past five years, at 2% and 3%, respectively. But the bond market has been surprisingly volatile despite such calm economic conditions. One of the main causes of this volatility has been the fluctuating demand for bonds from foreign central banks, especially the Bank of Japan (BOJ).

     In an effort to pull the Japanese economy out of recession, the BOJ lowered interest rates and took steps to weaken the Japanese currency. To weaken the yen, the BOJ purchased U.S. dollars and invested them in U.S. bonds. As a result, the BOJ has become a major factor in the U.S. bond market over the past five years. If the Japanese economy recovers more fully in 1997, demand from the BOJ for U.S. bonds would likely decline, and this could have a significant impact on the domestic bond market and U.S. interest rates.

What else do you see in store for the U.S. bond market?

   The U.S. economy slowed during the last half of 1996 from the rapid pace it established earlier in the year. If these moderate economic conditions persist, we expect bonds to trade in a fairly narrow range over the next few months.
However, we're watching a couple of factors closely. As I mentioned before, we're concerned about the potential impact of rising labor costs on inflation. We're also keeping an eye on Congress, which will consider a balanced federal budget and entitlement reform in the coming year. The outcome of these debates could have an effect on bond prices in 1997.

Why are the fund's foreign bond holdings concentrated in Europe?

   European bonds should benefit from the progress that many European governments have made toward reducing their budget deficits. Unfortunately, the good news in Europe is offset by unfavorable scenarios in other global fixed-income markets. In Japan, bond yields are at historic lows, providing minimal income and little potential for price appreciation.

Investment terms are defined in the Glossary on page 53.




FUND'S U.S. BONDS (as of November 30, 1996)
    Number of Issues                    26
    Weighted Average Maturity           6.30 years
    Average Duration                    4.60 years

[pie chart]
Percent of Fund's U.S. Bonds
   U.S. Treasury Notes 40.5%
   Corporate Bonds 38.3%
   Mortgage-Backed Securities 16.6%
   U.S. Treasury Bonds 3.2%
   U.S. Government Agency Securities 1.4%


FUND'S FOREIGN BONDS (as of November 30, 1996)
    Number of Issues                    10
    Weighted Average Maturity           5.86 years
    Average Duration                    4.99 years

[pie chart]
Percent of Fund's Foreign Bonds
   Europe 65.9%
   Americas (excluding U.S.) 34.1%

30   Strategic Allocation: Aggressive             American Century Investments


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------


 COMMON STOCKS & WARRANTS

AEROSPACE & DEFENSE -- 1.1%
      2,700 Boeing Co.                       $268,312
      1,000 Litton Industries, Inc.(1)         46,750
      1,200 Lockheed Martin Corp.             108,750
      6,000 Mitsubishi Heavy Industries Ltd.
            ORD                                49,018
      2,200 Raytheon Co.                      112,475
                                              -------
                                              585,305
                                              -------

AUTOMOBILES & AUTO PARTS -- 1.6%
        100 Bayerische Motoren Werke (BMW)
            ORD                                64,824
      2,400 Daimler-Benz AG ORD(1)            156,749
      5,600 Ford Motor Co.                    183,400
      7,000 Fuji Heavy Industries ORD          32,284
      6,000 Kwik-Fit Holdings plc ORD          22,599
     12,000 MBM Resources Berhad ORD           28,730
     60,000 Quingling Motors Co. ORD           25,608
      3,000 Sanden Corp. ORD                   22,875
     30,400 T & N plc ORD                      96,612
      2,000 Toyota Motor Corp. ORD             54,640
        400 Volkswagen AG ORD                 160,338
                                              -------
                                              848,659
                                              -------

BANKING -- 4.3%
      4,000 Bank of Melbourne Ltd. ORD         29,237
      2,700 Bank of Nova Scotia ORD            93,738
        400 Bank Rozwoju Eksportu S.A. ORD     12,989
      1,600 Banque Nationale de Paris ORD      63,631
      1,200 CS Holding AG ORD(1)              127,655
      1,700 Chase Manhattan Corp.             160,650
      1,900 Citicorp                          207,575
      1,500 Deutsche Pfandbrief-und
            Hypothekenbank AG ORD              65,325
      3,800 First Virginia Banks, Inc.        184,775
      4,841 HSBC Holdings plc ORD             100,802
        900 KeyCorp                            47,137
      3,600 Mercantile Bancorporation Inc.    190,350
        500 Morgan (J.P.) & Co. Inc.           47,187
      1,600 Nordlandsbanken ORD                33,242
      3,500 PNC Bank Corp.                    138,250
     20,000 PT Bank Bira ORD                   24,520
      6,500 Royal Bank of Scotland Group
            plc ORD                            57,272
     13,440 Security Bank Corp. ORD(1)         23,008


Shares                                       Value
--------------------------------------------------------------------------------


     12,600 Siam Commercial Bank ORD      $   109,501
      3,500 Sparbanken Sverige AB Cl A ORD     57,856
      1,100 State Street Boston Corp.          74,387
      1,900 Wachovia Corp.                    114,000
      1,000 Wells Fargo & Co.                 284,625
                                            ---------
                                            2,247,712
                                            ---------

BIOTECHNOLOGY -- 2.2%
      3,900 Amgen Inc.(1)                     237,900
      4,200 Centocor, Inc.(1)                 116,550
        500 Christian Hansen Holding
            A/S CI B ORD                       66,562
      2,400 ClinTrials Inc.(1)                 51,300
      3,400 Genetics Institute, Inc.(1)       230,350
      5,500 Interneuron Pharmaceuticals,
            Inc.(1)                           108,625
      2,100 Martek BioSciences Corp.(1)        36,750
      2,700 Parexel International Corp.(1)    139,556
      3,700 QLT Phototherapeutics, Inc. ORD(1) 71,425
      1,800 QUINTILES TRANSNATIONAL CORP.(1)  109,350
                                              -------
                                            1,168,368
                                            ---------

BROADCASTING & MEDIA -- 0.4%
      1,700 Central European Media
            Enterprises Ltd. ADR(1)            47,600
      1,600 Grupo Televisa GDR(1)              43,600
     13,000 M.A.I.D. plc ORD(1)                53,446
        100 Pathe SA ORD(1)                    23,326
     16,000 Television Broadcasts Ltd. ORD     61,459
                                              -------
                                              229,431
                                              -------

BUILDING & HOME IMPROVEMENTS -- 0.3%
      3,800 Masco Corp.                       138,700
      1,300 Royal Plastics Group, Ltd. ORD(1)  23,121
                                              -------
                                              161,821
                                              -------

BUSINESS SERVICES & SUPPLIES -- 2.9%
      1,300 ABR Information Services, Inc.(1)  55,737
      6,000 AccuStaff, Inc.(1)                121,500
        350 Adecco SA ORD                      90,163
      3,000 APAC Teleservices, Inc.(1)        142,875
        200 BIS SA ORD                         20,152
      3,000 Canon Copyer Sales ORD             31,361
      4,450 Concord EFS, Inc.(1)              130,441
     29,000 Corporate Services Group plc ORD   81,923
      3,300 Employee Solutions, Inc.(1)        60,844
      8,800 First Data Corp.                  350,900
      2,400 Gartner Group, Inc. Cl A(1)        88,350

See Notes to Financial Statements


Annual Report                           Strategic Allocation: Aggressive      31


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

      2,000 ISS International Service System
            A/S CI B ORD                 $     55,285
      7,250 PMT Services, Inc.(1)             153,609
      3,000 Prosegur, CIA de Seguridad
            SA ORD                             24,412
      3,500 ROMAC International, Inc.(1)       84,000
                                             --------
                                            1,491,552
                                            ---------

CHEMICALS & RESINS -- 1.7%
      1,600 Air Products & Chemicals, Inc.    111,200
      1,100 Akzo Nobel ORD                    145,889
      1,100 Dow Chemical Co.                   92,125
        900 Great Lakes Chemical Corp.         48,262
         82 Henkel KGaA ORD(1)                  3,999
     14,000 Japan Synthetic Rubber Co. ORD     93,223
      5,200 Lubrizol Corp.                    159,900
      9,000 Millennium Chemicals Inc.(1)      185,625
      1,100 Nalco Chemical Co.                 41,937
                                              -------
                                              882,160
                                              -------

COMMUNICATIONS EQUIPMENT -- 3.6%
      3,600 ADC Telecommunications, Inc.(1)   131,400
      4,500 Ascend Communications, Inc.(1)    320,344
      3,900 Comverse Technology, Inc.(1)      132,600
     10,000 Datacraft Asia Ltd.                14,000
      4,400 Davox Corp.(1)                    167,750
      4,000 Lucent Technologies, Inc.         205,000
      2,500 Motorola, Inc.                    138,437
      1,700 NICE-Systems Ltd. ADR(1)           30,600
      1,800 PairGain Technologies, Inc.(1)    114,750
      1,700 Premisys Communications, Inc.(1)   87,444
      2,000 Tandberg AS ORD(1)                 54,158
     12,200 Tellabs, Inc.(1)                  487,238
                                            ---------
                                            1,883,721
                                            ---------

COMMUNICATIONS SERVICES -- 4.1%
      5,400 AT&T Corp.                        211,950
      2,300 Asia Satellite Telecommunications
            Holdings Ltd. ADR(1)               58,363
      9,000 BellSouth Corp.                   363,375
     21,700 Cable & Wireless plc ORD          173,686
      3,400 Cincinnati Bell, Inc.             202,725
      3,900 LCI International, Inc.(1)        127,238
      3,000 MCI Communications Corp.           91,687
      3,500 Omnipoint Corp.(1)                 92,750
      2,600 Portugal Telecom, S.A. ADR         68,900



Shares                                       Value
--------------------------------------------------------------------------------

      7,800 SBC Communications Inc.       $   410,475
      2,240 Telefonica de Espana ADR          147,840
      7,700 TELUS Corp. ORD                   121,824
      3,000 Worldcom Inc.(1)                   69,563
                                            ---------
                                            2,140,376
                                            ---------

COMPUTER PERIPHERALS -- 2.1%
      2,000 Azlan Group plc ORD                19,926
      4,900 Cascade Communications(1)         337,794
      1,650 Ciprico Inc.(1)                    22,275
      5,200 Cisco Systems Inc.(1)             353,275
      3,300 Diebold, Inc.                     196,762
      1,200 FORE Systems, Inc.(1)              47,325
      2,600 Security Dynamics Technologies,
            Inc.(1)                           107,413
                                            ---------
                                            1,084,770
                                            ---------

COMPUTER SOFTWARE & SERVICES -- 5.4%
      3,100 CBT Group PLC ADR(1)              178,250
      1,500 Cap Gemini N.V. ORD                44,151
      2,300 Cap Gemini Sogeti SA ORD(1)       109,104
      2,400 Clarify, Inc.(1)                  107,400
      4,850 Computer Associates International,
            Inc.                              318,887
      1,400 ComputerLand Poland S.A. ORD(1)    27,278
      2,000 Compuware Corp.(1)                113,500
     15,000 Dimension Data Holdings Ltd. ORD   42,114
      3,500 Frontec AB CI B ORD(1)             63,589
      4,700 HBO & Co.                         267,606
      4,900 JBA Holdings Plc ORD               39,137
      4,500 McAfee Associates, Inc.(1)        213,750
      3,100 Merkantildata A/S ORD              57,893
        400 Microsoft Corp.(1)                 62,775
      7,000 Misys plc ORD                     116,763
      4,600 Oracle Systems Corp.(1)           225,975
      1,100 Ordina Beheer N.V. ORD(1)          50,988
      9,000 Parity plc ORD                     53,346
      5,100 Rational Software Corp.(1)        177,862
        700 TT Tieto OY ORD                    53,948
      3,000 Tecnomatix Technologies Ltd.
            ADR(1)                             64,875
      2,700 The Sage Group plc ORD             23,495
      3,700 Transaction Systems Architects,
            Inc.(1)                           135,975
      9,300 Vanstar Corp.(1)                  253,425
        320 WM-Data AB Cl B ORD                26,782
                                            ---------
                                            2,828,868
                                            ---------
See Notes to Financial Statements

32   Strategic Allocation: Aggressive             American Century Investments


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

COMPUTER SYSTEMS -- 0.9%
      1,000 Dell Computer Corp.(1)        $   101,687
      1,400 Gateway 2000, Inc.(1)              75,250
        500 International Business Machines
            Corp.                              79,687
      3,000 LCI Computer Group N.V. ORD(1)     27,203
      2,800 Sun Microsystems, Inc.(1)         162,925
                                              -------
                                              446,752
                                              -------

CONSUMER PRODUCTS -- 2.3%
      5,300 Avon Products, Inc.               295,475
      5,000 Canon, Inc. ORD                   105,416
      1,800 Colgate-Palmolive Co.             166,725
      2,200 Gillette Company                  162,250
     42,000 Li & Fung Ltd. ORD                 39,110
      4,000 Mattel, Inc.                      123,500
      3,700 Rexall Sundown, Inc.(1)            94,350
        170 SMH Swiss Corporation for
            Microelectronics and
            Watchmaking Industries
            Ltd. ORD                          108,572
     13,000 Shanghai Industrial Holdings
            Ltd. ORD (Acquired 9-19-96,
            Cost $26,236)(1)(4)                42,285
      2,000 Uni-Charm Corporation ORD          48,316
                                            ---------
                                            1,185,999
                                            ---------

DIVERSIFIED COMPANIES -- 1.9%
     13,209 BBA Group plc ORD                  77,294
     16,000 Citic Pacific Ltd. ORD             83,394
     31,500 Email Ltd. ORD                     90,251
      2,200 General Electric Co. (U.S.)       228,800
      5,900 Granada Group plc ORD              85,766
     50,000 Guangzhou Investment Company
            Ltd. ORD                           19,400
      2,200 Hexagon AB CI B ORD                53,731
      9,000 Nikon Corp. ORD                   109,896
      9,529 Siebe plc ORD                     152,139
     21,900 Southcorp Holdings Ltd. ORD        72,015
      1,000 Yamaha Corp. ORD                   17,306
                                              -------
                                              989,992
                                              -------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 2.2%
      3,200 AMP, Inc.                         122,400
      2,000 Advantest Corp. ORD                85,387
     14,700 Anicom, Inc.(1)                   140,569


Shares                                       Value
--------------------------------------------------------------------------------

      6,000 Elec & Eltek International
            Company Ltd.                 $     20,760
      3,000 Elektrim Spolka Akcyjna S.A. ORD   27,383
      1,000 Fujimi Inc. ORD                    52,532
      8,000 Hana Microelectronics Public
            Co. ORD                            42,905
      1,200 Intel Corp.                       152,175
      1,000 Noritsu Koki Company Ltd. ORD      53,147
      1,700 RadiSys Corp.(1)                   77,562
      8,000 Sharp Corp. ORD                   125,093
      2,000 Sony Corp. ORD                    128,080
      2,000 Texas Instruments, Inc.           127,500
                                            ---------
                                            1,155,493
                                            ---------

ENERGY (PRODUCTION
& MARKETING) -- 4.6%
      2,300 Amoco Corp.                       178,537
        500 Atlantic Richfield Co.             69,562
      5,600 British-Borneo Petroleum
            Syndicate plc ORD                  60,077
        800 Burlington Resources Inc.          42,400
     11,200 Cairn Energy plc ORD(1)            66,480
     14,200 Canadian 88 Energy Corp. ORD(1)    63,137
      2,900 Chevron Corp.                     194,300
      4,800 Exxon Corp.                       454,200
      5,400 MAPCO Inc.                        182,250
      1,000 Mobil Corp.                       121,000
      1,800 Murphy Oil Corp.                   91,800
      2,600 Renaissance Energy Ltd. ORD(1)     91,230
      8,100 Rigel Energy Corp. ORD(1)          88,836
      8,600 Santos Ltd. ORD                    35,000
      1,900 Seagull Energy Corp.(1)            43,462
      4,900 Talisman Energy, Inc. ORD(1)      165,215
     10,100 Tarragon Oil & Gas Ltd. ORD(1)    108,900
      1,400 Texaco Inc.                       138,775
      3,300 Unocal Corp.                      134,475
      3,500 YPF Sociedad Anonima ADR           81,375
                                            ---------
                                            2,411,011
                                            ---------

ENERGY (SERVICES) -- 0.5%
      1,200 Baker Hughes Inc.                  43,950
      3,600 Bouygues Offshore S.A. ADR(1)      42,300
     13,200 Saipem S.p.A. ORD                  61,062
      4,000 Smedvig ASA Cl A ORD               84,038
      1,000 Smedvig ASA Cl B ORD(1)            19,920
                                              -------
                                              251,270
                                              -------

See Notes to Financial Statements

Annual Report                         Strategic Allocation: Aggressive        33


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.0%
      7,700 Browning-Ferris Industries, Inc.$ 206,937
      4,900 Thermatrix Inc.(1)                 46,244
      1,600 Tomra Systems A/S ORD              23,655
      3,100 USA Waste Services, Inc.(1)        99,975
      2,400 United Waste Systems, Inc.(1)      80,700
      1,300 WMX Technologies, Inc.             46,800
                                              -------
                                              504,311
                                              -------

FINANCIAL SERVICES -- 2.3%
      2,300 Acom Company Ltd. ORD             101,023
      6,600 Amresco, Inc.(1)                  142,725
      3,000 Arab Malaysian Corporation
            Berhad ORD                         15,433
      8,000 Banca Fideuram ORD                 19,586
      7,000 Close Brothers Group Plc ORD       38,078
      5,500 Federal National Mortgage
            Association                       226,875
      3,339 Kempen & Company NV ORD            66,745
      2,600 Newcourt Credit Group Inc. ORD
            (Acquired 2-15-96 through
             8-15-96, Cost $55,743)(4)         94,602
     17,000 Peregrine Investment Holdings
            Ltd. ORD                           31,441
      2,900 Promise Company Ltd. ORD          145,210
        500 Takefuji Corp. ORD(1)              37,335
      5,800 Travelers Group, Inc.             261,000
     25,000 United Merchant Group ORD          44,519
                                            ---------
                                            1,224,572
                                            ---------

FOOD & BEVERAGE -- 1.6%
      4,600 Anheuser-Busch Companies, Inc.    194,925
      8,255 Archer-Daniels-Midland            181,610
         42 Cadbury Schweppes plc ORD             361
      2,500 Hudson Foods, Inc. Cl A            45,625
        900 Huhtamaki Group ORD                38,750
          1 Lindt & Spruengli AG ORD           19,627
      6,700 Northland Cranberries, Inc.       150,750
      5,800 Ralcorp Holdings, Inc.(1)         113,825
      2,500 Universal Foods Corp.              92,500
                                              -------
                                              837,973
                                              -------

GLASS PRODUCTS -- 0.3%
      4,000 Hoya Corp. ORD                    150,042
                                              -------



Shares                                       Value
--------------------------------------------------------------------------------

HEALTHCARE -- 1.6%
      1,900 Bausch & Lomb, Inc.          $     70,537
      3,700 Baxter International, Inc.        157,250
     13,000 Capstone Pharmacy Services,
            Inc.(1)                           139,750
      4,300 Health Management
            Associates, Inc.(1)                95,137
      4,200 NCS HealthCare, Inc. Cl A(1)      115,500
      3,900 OccuSystems, Inc.(1)              113,587
      5,600 Tenet Healthcare Corp.(1)         125,300
                                              -------
                                              817,061
                                              -------

INDUSTRIAL EQUIPMENT
& MACHINERY -- 1.4%
      4,000 Assa Abloy AB Cl B ORD             65,525
      2,100 Caterpillar Inc.                  166,162
      4,800 Cooper Industries, Inc.           199,200
      1,300 IHC Caland N.V. ORD                72,762
      1,000 KCI Konecranes ORD (Acquired
            3-19-96, Cost $14,750)(1)(4)       30,784
      1,975 Larsen & Toubro Ltd. GDR
            (Acquired 2-15-96 through
             8-28-96, Cost $32,228)(1)(4)      28,638
      3,400 Pfeiffer Vacuum Technology
            AG ADR(1)                          57,800
      5,000 Powerscreen International Plc ORD  50,277
        500 Sidel, SA ORD                      31,835
    180,000 Southeast Asia Cement Holdings,
            Inc.(1)                            19,174
                                              -------
                                              722,157
                                              -------

INSURANCE -- 3.0%
      5,000 Allstate Corp.                    301,250
      1,700 American International Group, Inc.195,500
        100 Argonaut Group, Inc.                2,962
      1,913 Assurantieconcern Stad Rotterdam
            ORD                                75,372
      1,700 CNA Financial Corp.(1)            182,750
      2,500 Chubb Corp. (The)                 135,625
        300 General Re Corp.                   50,625
      1,800 Metropolitan Life Ltd. ORD         29,854
      2,000 NAC Re Corp.                       73,000
     22,000 Reinsurance Australia Corporation
            Ltd. ORD                           78,790
      3,900 SAFECO Corp.                      162,825
        800 Sampo Insurance Company
            Ltd. ORD                           58,211
      2,800 St. Paul Companies, Inc.          164,850
        700 UNUM Corp.                         49,788
                                            ---------
                                            1,561,402
                                            ---------

See Notes to Financial Statements

34   Strategic Allocation: Aggressive             American Century Investments


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

Leisure -- 1.2%

     90,000 CDL Hotels International Limited
            ORD                            $   46,269
     40,000 Caspian plc ORD(1)                 20,682
     14,000 Crown Ltd. ORD(1)                  32,135
      3,700 HFS, Inc.(1)                      239,575
     26,500 Ladbroke Group plc ORD             91,347
      5,500 London Clubs International plc
             ORD                               30,612
      2,100 Servgro International Ltd. ORD     10,862
      5,250 Studio Plus Hotels, Inc.(1)        90,563
      5,400 Suburban Lodges of
             America, Inc.(1)                  92,138
                                              -------
                                              654,183
                                              -------

MACHINERY & EQUIPMENT -- 0.2%
      5,400 Intevac, Inc.(1)                   83,700
                                              -------
MEDICAL EQUIPMENT & SUPPLIES -- 1.2%
      3,333 Biocompatibles International plc
             ORD(1)                            41,389
        333 Biocompatibles International plc
             Warrants ORD (Expiration date
             2-14-97)(1)                          750
      5,500 Boston Scientific Corp.(1)        321,062
      5,035 Getinge Industrier AB Cl B ORD     97,102
      3,300 Laser Industries, Ltd. ADR(1)      42,694
      4,600 Neuromedical Systems, Inc.(1)      61,812
      4,000 Terumo ORD                         52,708
                                              -------
                                              617,517
                                              -------

METALS & MINING -- 0.1%
      1,100 Reynolds Metals Co.                65,450
                                               ------

PACKAGING & CONTAINERS -- 0.5%
      7,500 Ball Corporation                  183,750
        270 SCHMALBACH LUBECA AG
             ORD(1)                            59,425
                                              -------
                                              243,175
                                              -------

PAPER & FOREST PRODUCTS -- 0.9%
      4,700 Chesapeake Corp.                  143,350
      1,200 Kimberly-Clark de Mexico,
             SA de CV Cl A ORD                 23,293
      2,000 Kokuyo Co. Ltd. ORD                52,181
      2,800 Union Camp Corp.                  137,550
      4,800 Westvaco Corp.                    135,600
                                              -------
                                              491,974
                                              -------


Shares                                       Value
--------------------------------------------------------------------------------

PERSONAL SERVICES -- 1.1%
      5,600 Equity Corporation
             International(1)                $117,600
        100 Falck A/S ORD                      26,964
      9,000 Service Corp. International       271,125
      4,700 Stewart Enterprises, Inc.         159,800
                                              -------
                                              575,489
                                              -------

PHARMACEUTICALS -- 3.3%
      2,700 Abbott Laboratories               150,525
      2,500 American Home Products Corp.      160,625
      4,000 Dura Pharmaceuticals, Inc.(1)     149,000
      3,300 Johnson & Johnson                 175,312
      4,350 Jones Medical Industries, Inc.    175,087
      2,500 Lilly (Eli) & Co.                 191,250
      2,000 Merck & Co., Inc.                 166,000
      4,000 Nippon Kayaku Co. Ltd. ORD         27,197
     13,000 OY Tamro AB ORD (Acquired
            6-12-96, Cost $75,015)(4)          92,913
        223 Sandoz AG ORD                     259,537
      6,000 Sankyo Co Ltd. ORD                160,759
                                            ---------
                                            1,708,205
                                            ---------

PUBLISHING -- 1.0%
      4,700 American Greetings Corp. Cl A     133,069
      2,000 Banta Corp.                        47,750
      1,600 Central Newspapers, Inc. Cl A      69,600
      3,000 Dorling Kindersley Holdings plc
             ORD                               26,938
      1,500 McClatchy Newspapers, Inc.         46,312
      7,700 Mondadori (Arnoldo) Editore SpA
             ORD                               64,658
      3,100 Quebecor Printing, Inc. ORD        56,512
      4,300 VNU Tijdschriftengroep Nederland
             ORD                               87,699
                                              -------
                                              532,538
                                              -------

RAILROADS -- 0.4%
      4,400 CSX Corp.                         205,700
                                              -------
REAL ESTATE -- 0.4%
     30,000 Henderson China ORD                75,272
      1,400 IVG Holding AG ORD                 56,429
     17,000 Parkway Holdings Ltd. ORD          64,242
                                              -------
                                              195,943
                                              -------
RESTAURANTS -- 0.3%
      3,500 PizzaExpress plc ORD               31,045
      4,100 Rainforest Cafe, Inc.(1)          118,900
                                              -------
                                              149,945
                                              -------

See Notes to Financial Statements

Annual Report                         Strategic Allocation: Aggressive        35


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Shares                                       Value
--------------------------------------------------------------------------------

RETAIL (APPAREL) -- 0.1%
      1,650 Pacific Sunwear of California(1)$  44,344
                                              -------
RETAIL (FOOD & DRUG) -- 0.7%
      2,000 Albertson's, Inc.                  69,750
      7,300 Giant Food Inc. Cl A              246,375
      1,000 Matsumotokiyoshi ORD               33,909
                                              -------
                                              350,034
                                              -------

RETAIL (GENERAL MERCHANDISE) -- 1.3%
        800 Ceteco Holding NV ORD              45,101
     43,000 Davids Ltd. ORD                    58,800
      1,200 Dayton Hudson Corp.                46,650
     12,000 Dickson Concepts International
            Ltd. ORD                           44,077
      7,600 Dillard Department Stores,
            Inc. Cl A                         232,750
      1,400 Kohl's Corp.(1)                    55,825
      1,400 May Department Stores Co.          68,250
     17,000 PT Matahari Putra Prima ORD        19,211
      1,700 Penney (J.C.) Company, Inc.        91,375
      4,500 Siam Makro PLC ORD                 19,554
                                              -------
                                              681,593
                                              -------

RETAIL (SPECIALTY) -- 2.3%
        783 Ahrend Groep NV ORD                40,377
      4,000 Corporate Express, Inc.(1)        112,250
      5,800 Esselte AB Cl B ORD               133,017
      4,100 Fastenal Co.                      176,556
    170,000 First Sign International
            Holdings Ltd. ORD                  56,615
      2,700 Home Depot, Inc.                  140,737
     34,700 MFI Furniture Group plc ORD       112,612
      3,500 PETsMART, Inc.(1)                  90,125
      6,100 U.S. Office Products Co.(1)       189,100
      5,000 Wilmar Industries, Inc.(1)        114,375
        300 WOLFORD AG ORD                     35,562
                                            ---------
                                            1,201,326
                                            ---------

TOBACCO -- 0.8%
      3,200 Imasco, Ltd. ORD                   79,203
      3,200 Philip Morris Companies Inc.      330,000
                                              -------
                                              409,203
                                              -------



Shares                                       Value
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.3%
        700 Koninklijke Van Ommeren N.V.
            ORD                             $  30,419
     10,000 Safmarine and Rennies Holdings
            Ltd. ORD                           23,523
      8,000 Stagecoach Holdings plc ORD        85,151
                                              -------
                                              139,093
                                              -------

UTILITIES (ELECTRIC) -- 1.9%
      6,300 Florida Progress Corp.            203,962
      5,600 Kansas City Power & Light Co.     158,200
      3,800 Northern States Power Co. (Minn.) 179,075
      7,000 Potomac Electric Power            182,000
      2,300 Texas Utilities Electric Co.       90,850
      5,100 Union Electric Co.                202,725
                                            ---------
                                            1,016,812
                                            ---------

MISCELLANEOUS -- 0.6%
      4,400 Apollo Group Inc. Cl A(1)         114,675
        784 Havas Advertising SA ORD           86,942
      3,000 Internatio-Muller NV ORD           74,917
     10,000 Metacorp Bhd ORD                   30,867
                                              -------
                                              307,401
                                              -------

TOTAL COMMON STOCKS
& WARRANTS-- 71.9%                         37,484,403
   (Cost $34,736,415)                      ----------


 PREFERRED STOCKS

CHEMICALS & RESINS -- 0.2%
      2,038 Henkel KGaA ORD                   101,502
                                              -------
COMMUNICATIONS SERVICES -- 0.2%
      1,540 Telecomunicacoes Brasileiras
            SA ADR                            116,655
                                              -------

INSURANCE -- 0.2%
        929 Marschollek, Lautenschlaeger und
            Partner AG ORD                    129,263
                                              -------

LEISURE -- 0.1%
     19,441 Village Roadshow Ltd. Cl A ORD     56,175
                                               ------

PHARMACEUTICALS -- 0.4%
        920 Fresenius Ag ORD                  185,974
                                              -------

Retail (Specialty) -- 0.1%

        800 Moebel Walther AG ORD              51,495
                                              -------

TOTAL PREFERRED STOCKS-- 1.2%                 641,064
   (Cost $566,626)                            -------

See Notes to Financial Statements

36   Strategic Allocation: Aggressive             American Century Investments


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Principal Amount                              Value
--------------------------------------------------------------------------------


 U.S. TREASURY SECURITIES
$   675,000 U.S. Treasury Notes, 6.375%,
   3-31-01                                 $  689,553
    190,000 U.S. Treasury Notes, 6.625%,
   7-31-01                                    196,116
  1,825,000 U.S. Treasury Notes, 7.50%,
   5-15-02                                  1,965,872
    100,000 U.S. Treasury Notes, 5.75%,
   8-15-03                                     99,000
    225,000 U.S. Treasury Bonds, 6.75%,
   8-15-26                                    234,844
                                            ---------
TOTAL U.S. TREASURY SECURITIES -- 6.1%      3,185,385
   (Cost $3,128,373)                        ---------


 U.S. GOVERNMENT AGENCY SECURITIES -- 0.2%
    100,000 FNMA, 7.60%, 1-10-97              100,220
   (Cost $101,969)                           --------


 MORTGAGE-BACKED SECURITIES(3)
     99,680 FNMA Pool #250576, 7.00%,
   6-1-26                                      99,074
    216,613 GNMA Pool #397233, 9.50%,
   2-20-25                                    232,983
    148,372 GNMA Pool #416856, 7.50%,
   10-15-25                                   150,721
    157,697 GNMA Pool #372335, 7.50%,
   4-15-26                                    160,189
    150,879 GNMA Pool #402682, 7.50%,
   6-15-26                                    153,263
    396,122 GNMA Pool #002271, 8.50%,
   8-20-26                                    412,188
                                              -------
TOTAL MORTGAGE-BACKED
SECURITIES-- 2.3%                           1,208,418
   (Cost $1,185,896)                        ---------


Principal Amount                               Value
--------------------------------------------------------------------------------

 CORPORATE BONDS
 $     100,000 Aetna Inc., 6.75%, 8-15-01 $   102,250
       350,000 Anixter International Inc.,
               8.00%, 9-15-03                 364,438
       300,000 Citicorp, 7.125%, 5-15-06      310,125
       200,000 Federated Department Stores,
               8.50%, 6-15-03                 211,500
       100,000 GMAC, 8.50%, 2-4-02            109,500
CZK  7,000,000 International Bank Recon. &
               Develop., 11.75%, 8-26-97      260,097
 $     400,000 MBNA Corp., 6.875%, 6-1-05     403,500
       125,000 Oryx Energy Co., 8.375%,
               7-15-04                        131,406
       100,000 Pacific Gas & Electric Company,
               6.25%, 3-1-04                   99,250
       100,000 Santander Financial Issuances
               Ltd., 7.00%, 4-1-06            102,125
       150,000 Spieker Properties, Inc., 6.80%,
               12-15-01                       150,750
       100,000 Tele-Communications Inc.,
               8.25%, 1-15-03                 101,750
       125,000 Time Warner Inc., 8.11%,
               8-15-06                        131,875
       150,000 United Air Lines, 9.00%,
               12-15-03                       166,688
       150,000 360 COMMUNICATIONS CO.,
               7.125%, 3-1-03                 150,750
                                            ---------
TOTAL CORPORATE BONDS-- 5.4%                2,796,004
                                            ---------
   (Cost $2,720,714)


 SOVEREIGN GOVERNMENTS & AGENCIES
CAD    250,000 Government of Canada, 7.25%,
               6-1-03                         202,323
FRF  1,500,000 Government of France, 8.50%,
               4-25-03                        340,401
 $     100,000 Quebec Province, 8.80%,
               4-15-03                        112,375
       227,500 Republic of Brazil, VRN,
               6.6875%, 1-2-97 resets
               semi-annually off the
               6-month LIBOR plus
               .8125% with no caps, final
               maturity 1-1-01                219,680


See Notes to Financial Statements

Annual Report                            Strategic Allocation: Aggressive     37


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Principal Amount                               Value
--------------------------------------------------------------------------------

JPY 50,000,000 Republic of Italy, 3.50%,
               6-20-01                 $      474,645
DEM  1,000,000 Treuhandanstalt, 7.375%,
               12-2-02                        724,837
GBP    150,000 United Kingdom Treasury,
               8.00%, 6-10-03                 263,417
 $     250,000 United Mexican States, 6.25%,
               12-31-19                       184,688
       250,000 United Mexican States, VRN,
               6.375%, 5-2-97, resets
               semi-annually off the
               6-month LIBOR plus
               .8125% with no caps,
               final maturity 12-31-19        212,188
                                              -------
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES-- 5.3%               2,734,554
   (Cost $2,665,718)                        ---------


 COMMERCIAL PAPER(2)
    800,000 American Family Financial Services,
            5.24%, 2-13-97                    791,136
    650,000 Caisse d'Amortissment de la Dette
            Sociale, 5.17%, 12-4-96           649,714
    500,000 General Re Corp., 5.17%,
            12-16-96                          498,858
    500,000 IMI Funding Corp. (USA), 5.25%,
            1-10-97                           497,034
    100,000 IMI Funding Corp. (USA), 5.24%,
            2-18-97                            98,820
    150,000 Kingdom of Sweden, 5.25%,
            2-3-97                            148,556
                                            ---------
TOTAL COMMERCIAL PAPER-- 5.1%               2,684,118
   (Cost $2,684,273)                        ---------



Principal Amount                               Value
--------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS -- 2.5%
   Repurchase Agreement, Goldman Sachs & Co.,
      Inc., (collateralized by U.S. Treasury
      obligations), in a joint trading
      account at 5.61%, dated 11-29-96,
      due 12-2-96
      (Delivery value $1,300,608)         $  1,300,000
   (Cost $1,300,000)                      ------------

TOTAL INVESTMENT SECURITIES -- 100.0%      $52,134,166
   (Cost $49,089,984)                     ============



 FORWARD FOREIGN CURRENCY CONTRACTS

   Contracts     Settlement                  Unrealized
    to Sell         Dates         Value         Gain
--------------------------------------------------------
   209,454 CHF     12-31-96  $   161,031     $  1,766

   691,792 DEM     12-30-96      450,576        3,833

   947,070 FRF     12-31-96      181,387        2,018

29,531,887 JPY     12-30-96      260,567        3,044

   323,393 NLG     12-31-96      187,757        1,655
                              ----------      -------
                              $1,241,318      $12,316
                              ==========      =======

(Value on Settlement Date $1,253,634)

See Notes to Financial Statements

38   Strategic Allocation: Aggressive             American Century Investments


                             SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

NOVEMBER 30, 1996


Notes to  Schedule  of  Investments
ADR = American  Depositary  Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
CZK = Czech Koruna
DEM = German Mark
FNMA = Federal  National  Mortgage  Association
FRF = French Franc
GBP = British Pound
GDR = Global  Depositary  Receipt
GNMA =  Government  National  Mortgage Association
JPY =  Japanese  Yen
LIBOR = London  Interbank  Offered  Rate
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note, rates shown are effective November 30, 1996. Interest reset date is indicated and used in calculating the weighted average portfolio maturity.
(1)  Non-income producing
(2)  Rates  disclosed  represent  effective yield to maturity as of November 30,
     1996.
(3) Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.
(4) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be
     sold  to  qualified  institutional   investors.   The  aggregate  value  of
     restricted securities at November 30, 1996, was $289,222, which represented 0.6% of the net assets of Strategic Allocation:
     Aggressive.


See Notes to Financial Statements

Annual Report                              Strategic Allocation: Aggressive   39



                      STATEMENTS OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

                                                                                      STRATEGIC        STRATEGIC         STRATEGIC
                                                                                     ALLOCATION:      ALLOCATION:       ALLOCATION:
                                                                                    CONSERVATIVE       MODERATE         AGGRESSIVE
ASSETS
Investment securities, at value (identified cost of
  $35,334,180, $58,855,541 and $49,089,984, respectively) (Note 3) ............      $36,719,052      $62,738,902      $ 52,134,166
Foreign currency holdings, at value (identified cost of $0, $69,557
  and $3,655, respectively) ...................................................             --             69,552             3,650
Cash ..........................................................................           99,429          402,635         1,079,877
Receivable for forward foreign currency exchange contracts ....................            7,197           16,226            12,316
Receivable for investments sold ...............................................           98,452        1,944,755           349,769
Receivable for capital shares sold ............................................          252,063              431            19,956
Dividends and interest receivable .............................................          290,869          421,067           248,641
                                                                                         -------          -------           -------
                                                                                      37,467,062       65,593,568        53,848,375
                                                                                      ----------       ----------        ----------


LIABILITIES
Disbursements in excess of demand deposit cash ................................           15,136           14,289            26,246
Payable for investments purchased .............................................          322,657           87,812         1,621,057
Payable for capital shares redeemed ...........................................           16,567           24,839             4,310
Accrued management fees (Note 2) ..............................................           28,237           61,365            46,492
Distribution fees payable (Note 2) ............................................              744            1,444             1,095
Service fees payable (Note 2) .................................................              744            1,444             1,095
Other liabilities .............................................................               30               53                40
                                                                                              --               --                --
                                                                                         384,115          191,246         1,700,335
                                                                                         -------          -------         ---------
Net assets ....................................................................      $37,082,947      $65,402,322      $ 52,148,040
                                                                                     ===========      ===========      ============


NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................................      $35,424,921      $61,230,165      $ 49,094,512
Undistributed net investment income ...........................................          192,595          266,895           301,109
Accumulated undistributed net realized gain (loss)
from investment and foreign currency transactions .............................           73,373            5,069          (304,969)
Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) ....................        1,392,058        3,900,193         3,057,388
                                                                                       ---------        ---------         ---------
                                                                                     $37,082,947      $65,402,322      $ 52,148,040
                                                                                     ===========      ===========      ============
INVESTOR CLASS
Net assets ....................................................................      $33,110,174      $57,836,404      $ 46,276,485
Shares outstanding ............................................................        6,296,444       10,676,105         8,362,777
Net asset value per share .....................................................      $      5.26      $      5.42      $       5.53

ADVISOR CLASS
Net assets ....................................................................      $ 3,972,773      $ 7,565,918      $  5,871,555
Shares outstanding ............................................................          755,654        1,397,023         1,061,359
Net asset value per share .....................................................      $      5.26      $      5.42      $       5.53

See Notes to Financial Statements

40   Statements of Assets and Liabilities         American Century Investments



                            STATEMENTS OF OPERATIONS

FEBRUARY 15, 1996 (INCEPTION) THROUGH NOVEMBER 30, 1996

                                                                                    STRATEGIC        STRATEGIC            STRATEGIC
                                                                                   ALLOCATION:      ALLOCATION:          ALLOCATION:
                                                                                  CONSERVATIVE       MODERATE            AGGRESSIVE



INVESTMENT INCOME
Income:
Interest ..................................................................       $   474,042        $   718,970        $   341,313
Dividends (net of foreign taxes withheld of $1,369, $5,878 and
  $5,546, respectively) ...................................................            88,950            256,321            193,861
                                                                                       ------            -------            -------
                                                                                      562,992            975,291            535,174
                                                                                      -------            -------            -------
Expenses:
Management fees (Note 2) ..................................................           118,774            292,871            217,333
Distribution fees - Advisor Class (Note 2) ................................             1,525              2,887              2,193
Shareholder services fees - Advisor Class (Note 2) ........................             1,525              2,887              2,193
Directors' fees and expenses ..............................................             1,262              1,402              1,428
                                                                                        -----              -----              -----
                                                                                      123,086            300,047            223,147
                                                                                      -------            -------            -------
Net investment income .....................................................           439,906            675,244            312,027
                                                                                      -------            -------            -------


Realized and Unrealized Gain (Loss)

on Investments and Foreign Currency (Note 3)
Net realized gain (loss) on:
  Investments .............................................................            62,810               (869)          (313,737)
  Foreign currency transactions ...........................................            (2,771)            (4,968)            (2,150)
                                                                                       ------             ------             ------
                                                                                       60,039             (5,837)          (315,887)
                                                                                       ------             ------           --------
Change in net unrealized appreciation on:
  Investments .............................................................         1,384,872          3,883,361          3,044,182
  Translation of assets and liabilities in foreign currencies .............             7,186             16,832             13,206
                                                                                    1,392,058          3,900,193          3,057,388
                                                                                    ---------          ---------          ---------
Net realized and unrealized gain on
investments and foreign currency ..........................................         1,452,097          3,894,356          2,741,501
                                                                                    ---------          ---------          ---------

Net Increase in Net Assets
Resulting from Operations .................................................       $ 1,892,003        $ 4,569,600        $ 3,053,528
                                                                                  ===========        ===========        ===========

See Notes to Financial Statements

Annual Report                                Statements Of Operations         41


                       STATEMENTS OF CHANGES IN NET ASSETS

FEBRUARY 15, 1996 (INCEPTION) THROUGH NOVEMBER 30, 1996

                                                                                   STRATEGIC           STRATEGIC         STRATEGIC
                                                                                  ALLOCATION:         ALLOCATION:       ALLOCATION:
                                                                                 CONSERVATIVE          MODERATE         AGGRESSIVE
Increase in Net Assets

OPERATIONS
Net investment income .....................................................      $    439,906       $    675,244       $    312,027
Net realized gain (loss) on investments
  and foreign currency transactions .......................................            60,039             (5,837)          (315,887)
Change in net unrealized appreciation on investments and
  translation of assets and liabilites in foreign currencies ..............         1,392,058          3,900,193          3,057,388
                                                                                    ---------          ---------          ---------
Net increase in net assets resulting from operations ......................         1,892,003          4,569,600          3,053,528
                                                                                    ---------          ---------          ---------


DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
  Investor Class ..........................................................          (233,977)          (397,443)              --
                                                                                     --------           --------          ---------


CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ..............................................        35,424,921         61,230,165         49,094,512
                                                                                   ----------         ----------         ----------
Net increase in net assets ................................................        37,082,947         65,402,322         52,148,040


NET ASSETS
Beginning of period .......................................................              --                 --                 --
                                                                                  -----------         ----------         ----------
End of period .............................................................      $ 37,082,947       $ 65,402,322       $ 52,148,040
                                                                                 ============       ============       ============

Undistributed net investment income .......................................      $    192,595       $    266,895       $    301,109
                                                                                 ============       ============       ============

See Notes to Financial Statements

42   Statements of Changes in Net Assets          American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Organization--American Century Strategic Asset Allocations, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Three series of funds are currently issued as Strategic Allocation: Conservative, Strategic Allocation:
Moderate and Strategic Allocation: Aggressive (the Funds). The Funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its risk profile. The Funds' seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of the particular fund. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue three classes of shares: the Investor Class, the Service Class and the Advisor Class. The shares outstanding prior to September 3, 1996, are designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for each Fund commenced on October 2, 1996. Sale of the Service class for each Fund had not commenced as of November 30, 1996. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

   Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

   Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

   Forward Foreign Currency Exchange Contracts--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate liquid assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Annual Report                                Notes To Financial Statements    43


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

   Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

   Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account held at the Funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

   Income Tax Status--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of Strategic Allocation: Aggressive which is declared and paid annually. Distributions from net realized gains are declared and paid annually.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

   At November 30, 1996, Strategic Allocation: Aggressive had an accumulated net realized capital loss carryover of $252,326 (expiring in 2004) that can be used to offset future taxable gains.

   Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2. TRANSACTIONS WITH RELATED PARTIES

   The Corporation has entered into Management Agreements with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and Service Class shares, as described in the respective prospectuses. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the Funds is as follows:

                                              STRATEGIC ALLOCATION:   STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION:
                                                   CONSERVATIVE              MODERATE             AGGRESSIVE
                                               Investor     Advisor   Investor    Advisor    Investor    Advisor
                                                 Class       Class      Class      Class       Class      Class

AVERAGE NET ASSETS
First $1 billion .............................   1.00%       .75%       1.10%      .85%       1.20%      .95%
Over $1 billion ..............................    .90%       .65%       1.00%      .75%       1.10%      .85%

44    Notes To Financial Statements               American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996


   The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to .25% and service fee equal to .25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period October 2, 1996 (the commencement of sale) through November 30, 1996, were $3,050 for Strategic Allocation: Conservative, $5,774 for Strategic
Allocation: Moderate and $4,386 for Strategic Allocation: Aggressive.

--------------------------------------------------------------------------------

3. Investment Transactions

   Investment transactions (excluding short-term investments) for the period February 15, 1996 (inception date) through November 30, 1996, were as follows:

                                                                   STRATEGIC ALLOCATION: STRATEGIC ALLOCATION: STRATEGIC ALLOCATION:
                                                                        CONSERVATIVE            MODERATE             AGGRESSIVE
PURCHASES
Common Stocks ..............................................             $17,824,605         $54,452,177           $47,881,090
Preferred Stocks ...........................................                  16,854             552,942               424,886
U.S. Treasury & Agency Obligations .........................              11,965,459          14,375,929             5,192,509
Other Debt Obligations .....................................               5,207,017           9,362,110             5,421,219

PROCEEDS FROM SALES
Common Stocks ..............................................             $ 4,476,893         $18,766,121           $12,571,193
Preferred Stocks ...........................................                  16,660             172,588               130,852
U.S. Treasury & Agency Obligations .........................                 768,499           2,994,743               867,258
Other Debt Obligations .....................................                 738,277           1,477,544               706,544

   On  November  30,  1996,  the  composition  of  unrealized  appreciation  and
(depreciation)  of  investment   securities  based  on  the  aggregate  cost  of
investments for federal income tax purposes was as follows:



                                                      Appreciation   (Depreciation)     Net     Federal Tax Cost
Strategic Allocation: Conservative ..................  $1,564,690      $(230,626)   $1,334,064    $35,384,988
Strategic Allocation: Moderate ......................   4,433,341       (639,100)    3,794,241     58,944,661
Strategic Allocation: Aggressive ....................   3,663,033       (671,505)    2,991,528     49,142,638


Annual Report                                  Notes to Financial Statements  45


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

--------------------------------------------------------------------------------

4. Expense Offset Arrangements

   There are 50,000,000 shares of the Investor Class and 25,000,000 shares of the Advisor Class authorized for issuance in each of the Funds. All shares are $.01 par value. Transactions in shares of the Funds were as follows:

                                                        STRATEGIC ALLOCATION:      STRATEGIC ALLOCATION:     STRATEGIC ALLOCATION:
                                                           CONSERVATIVE                 MODERATE                 AGGRESSIVE

                                                        Shares      Amount      Shares     Amount             Shares     Amount

INVESTOR CLASS
February 15, 1996(1) through November 30, 1996:
Shares sold ........................................  7,164,621  $ 35,925,344   16,034,505  $ 81,994,470   10,377,899  $ 53,860,559
Shares issued in reinvestment of distributions .....     46,166       232,102       76,326       394,738         --            --
Shares redeemed ....................................   (914,343)   (4,590,760)  (5,434,726)  (28,493,182)  (2,015,122)  (10,487,280)
                                                       --------    ----------   ----------   -----------   ----------   -----------
Net increase .......................................  6,296,444  $ 31,566,686   10,676,105  $ 53,896,026    8,362,777  $ 43,373,279
                                                      =========  ============   ==========  ============    =========  ============

ADVISOR CLASS
October 2, 1996(2) through November 30, 1996:
Shares sold ........................................    779,853  $  3,982,634    1,432,659  $  7,524,438    1,076,959  $  5,806,112
Shares redeemed ....................................    (24,199)     (124,399)     (35,636)     (190,299)     (15,600)      (84,879)
                                                        -------      --------      -------      --------      -------       -------
Net increase .......................................    755,654  $  3,858,235    1,397,023  $  7,334,139    1,061,359  $  5,721,233
                                                        =======  ============    =========  ============    =========  ============

(1) Inception date of the Funds.
(2) Sale of the Advisor Class commenced on October 2, 1996.


--------------------------------------------------------------------------------

5. Subsequent Events

   The following name changes became effective January 1, 1997:

                        NEW NAMES                                               FORMER NAMES
   Funds' Issuer:       American Century Strategic Asset Allocations, Inc.      Twentieth Century Strategic Asset Allocations, Inc.
   Funds:               American Century Strategic Allocation: Conservative     Strategic Allocation: Conservative
                        American Century Strategic Allocation: Moderate         Strategic Allocation: Moderate
                        American Century Strategic Allocation: Aggressive       Strategic Allocation: Aggressive
   Investment Manager:  American Century Investment Management, Inc.            Investors Research Corporation
   Parent Company:      American Century Companies, Inc.                        Twentieth Century Companies, Inc.
   Distributor:         American Century Investment Services, Inc.              Twentieth Century Securities, Inc.
   Transfer Agent:      American Century Services Corporation                   Twentieth Century Services, Inc.

46    Notes To Financial Statements               American Century Investments



                              FINANCIAL HIGHLIGHTS
                       STRATEGIC ALLOCATION: CONSERVATIVE
                                                                    For a Share Outstanding Throughout the Periods as Noted

                                                                                          1996(1)       1996(2)


PER-SHARE DATA
Net Asset Value,
Beginning of Period ...........................................................            $5.00        $5.09
                                                                                           -----        -----
Income from Investment Operations
  Net Investment Income(3) ....................................................              .13          .03
  Net Realized and Unrealized Gain on Investment Transactions .................              .22          .14
                                                                                             ---          ---
  Total from Investment Operations ............................................              .35          .17
                                                                                             ---          ---
Distributions
  From Net Investment Income ..................................................             (.09)          -
                                                                                            ----        -----
Net Asset Value, End of Period ................................................            $5.26        $5.26
                                                                                           =====        =====
  Total Return(4) .............................................................             7.02%        3.34%


RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to Average Net Assets(5) ........................             1.01%        1.25%
  Ratio of Net Investment Income to Average Net Assets(5) .....................             3.67%        3.25%
  Portfolio Turnover Rate .....................................................               44%          44%
  Average Commission Paid per Investment Security Traded ......................           $.0271       $.0271
  Net Assets, End of Period (in thousands) ....................................          $33,110       $3,973

(1)  February 15, 1996 (Inception date of the Fund) through November 30, 1996.

(2) October 2, 1996 (Commencement of sale of the Advisor Class) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns are not annualized.

(5)  Annualized

See Notes to Financial Statements

Annual Report                                          Financial Highlights   47


                              FINANCIAL HIGHLIGHTS
                         STRATEGIC ALLOCATION: MODERATE

             For a Share Outstanding Throughout the Periods as Noted


                                                                                          1996(1)       1996(2)


PER-SHARE DATA
Net Asset Value,
Beginning of Period ...........................................................            $5.00        $5.24
                                                                                           -----        -----
Income from Investment Operations
  Net Investment Income(3) ....................................................              .10          .02
  Net Realized and Unrealized Gain on Investment Transactions .................              .39          .16
                                                                                             ---          ---
  Total from Investment Operations ............................................              .49          .18
                                                                                             ---          ---
Distributions
  From Net Investment Income ..................................................             (.07)        -
                                                                                            ----        -----
Net Asset Value, End of Period ................................................            $5.42        $5.42
                                                                                           =====        =====
  Total Return(4) .............................................................             9.91%        3.44%


RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to Average Net Assets(5) ........................             1.10%        1.35%
  Ratio of Net Investment Income to Average Net Assets(5) .....................             2.52%        2.10%
  Portfolio Turnover Rate .....................................................               78%          78%
  Average Commission Paid per Investment Security Traded ......................           $.0186       $.0186
  Net Assets, End of Period (in thousands). ...................................          $57,836       $7,566


(1)  February 15, 1996 (Inception date of the Fund) through November 30, 1996.

(2) October 2, 1996 (Commencement of sale of the Advisor Class) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns are not annualized.

(5)  Annualized

See Notes to Financial Statements

48   Financial Highlights                         American Century Investments


                              FINANCIAL HIGHLIGHTS
                        STRATEGIC ALLOCATION: AGGRESSIVE
                                                                    For a Share Outstanding Throughout the Periods as Noted

                                                                                          1996(1)       1996(2)


PER-SHARE DATA
Net Asset Value,
Beginning of Period ...........................................................            $5.00        $5.37
                                                                                           -----        -----
Income from Investment Operations
  Net Investment Income(3) ....................................................              .07          .01
  Net Realized and Unrealized Gain on Investment Transactions .................              .46          .15
                                                                                             ---          ---
  Total from Investment Operations ............................................              .53          .16
                                                                                             ---          ---
Net Asset Value, End of Period ................................................            $5.53        $5.53
                                                                                           =====        =====
  Total Return(4) .............................................................            10.60%        2.98%


RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to Average Net Assets(5) ........................             1.20%        1.45%
  Ratio of Net Investment Income to Average Net Assets(5) .....................             1.72%        1.31%
  Portfolio Turnover Rate .....................................................               64%          64%
  Average Commission Paid per Investment Security Traded ......................           $.0202       $.0202
  Net Assets, End of Period (in thousands) ....................................          $46,276       $5,872

(1)  February 15, 1996 (Inception date of the Fund) through November 30, 1996.

(2) October 2, 1996 (Commencement of sale of the Advisor Class) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns are not annualized.

(5)  Annualized

See Notes to Financial Statements

Annual Report                                     Financial Highlights        49



                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Directors
American Century Strategic Asset Allocations

     We have audited the accompanying statements of assets and liabilities of American Century Strategic Asset Allocations, Inc. (formerly Twentieth Century Strategic Asset Allocations, Inc.) (comprised of the Strategic Allocation:
Conservative,   Strategic   Allocation:   Moderate  and  Strategic   Allocation:
Aggressive portfolios) (the Funds), including the schedules of investments, as of November 30, 1996, and the related statements of operations and changes in net assets and the financial highlights for the periods ended November 30, 1996. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at November 30, 1996, and the results of their operations, changes in their net assets and the financial highlights for the period indicated above in conformity with generally accepted accounting principles.

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
January 3, 1997

50   Report of Independent Auditors               American Century Investments


                           SHARE CLASS AND RETIREMENT
                                   INFORMATION


Share Classes

     Until September 3, 1996, the Strategic Asset Allocation funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

     But increasing numbers of investors are purchasing fund shares through financial intermediaries who expect to be compensated for the additional services they provide. In September, American Century began to offer two classes of shares for many of its funds, including the Strategic Asset Allocation funds. One class is for investors who still buy directly from American Century, the other for investors who buy through financial intermediaries.

     The original class of Strategic Asset Allocation fund shares is called the Investor Class. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. The price and performance of the Investor Class shares are listed in newspapers. No other class is currently listed.

     In addition, there is an Advisor Class, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class investors pay an annual management fee that is 0.25% less than that paid by Investor Class investors, but Advisor Class investors also pay a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and conditions.


Important Notice for All IRA and 403(b) Shareholders

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Annual Report                       Share Class And Retirement Information    51


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

     American Century offers four asset allocation funds, including the three Strategic Asset Allocation funds. Each fund invests in a diversified portfolio of stocks, bonds and money market securities, with the objective of achieving as high a level of total return as is consistent with the fund's risk profile, given its asset mix. The funds rely on a team management approach--although one lead manager coordinates the funds' investments, groups of managers are responsible for the active management of the individual fund components.

     Strategic Allocation: Conservative seeks to provide regular income, the potential for moderate long-term growth and a measure of principal protection. The fund emphasizes bonds and money market securities to provide the income and principal protection, while the prospects for long-term growth are derived from the stock portion of the fund's portfolio.

     Strategic Allocation: Moderate seeks to provide long-term growth prospects, with regular income as a secondary consideration. The fund emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     Strategic Allocation: Aggressive seeks to provide significant long-term growth potential, accompanied by a small amount of regular income. The fund focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to help cushion the share price volatility of the stock portion.


Comparative Indices

   The following comparative indices are not investment products available for purchase.

     The S&P 500 was created by Standard & Poor's Corporation and consists of the 500 largest companies traded on the New York Stock Exchange. Although the S&P 500 represents less than 10% of all U.S. stocks, these 500 companies make up approximately 70% of the total market capitalization of the U.S. stock market. As a result, the S&P 500 is considered a broad measure of the U.S. stock market.

     The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

     The Morgan Stanley Europe, Australia, Far East (EAFE(R)) Index is a widely followed group of stocks from 20 different countries.

     The Salomon Brothers Non-U.S. World Government Bond Index consists of fixed-income government bonds from 13 countries (excluding the United States).

     The Three-Month Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.


Lipper Rankings

     Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. The Lipper categories for the Strategic Asset Allocation funds include "Income Funds" (Conservative), "Balanced Funds" (Moderate), and "Growth & Income Funds" (Aggressive).



THE FUNDS' NEUTRAL ASSET MIXES
                                     CON     MOD    AGG
 Stocks                              40%     60%    75%
 Bonds                               45%     30%    20%
 Cash (money market securities)      15%     10%     5%



PORTFOLIO MANAGEMENT TEAM
 Lead Manager                 Jeff Tyler

 U.S. Stocks                  Phil Davidson, Glenn Fogle,
                              Peter Zuger

 Foreign Stocks               Henrik Strabo, Ted Tyson

 U.S. Bonds                   Casey Colton, Bud Hoops,
                              Jeff Houston, Dave Schroeder

 Foreign Bonds                Bill Martin

 Money Market Securities      Bob Gahagan, Amy O'Donnell

52   Background Information                       American Century Investments



                                    GLOSSARY


RETURNS

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Cumulative Total Returns illustrate the fund's return over a stated period of time.


STOCK PORTFOLIO STATISTICS

   Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

   Price/Earnings (P/E) Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)


BOND PORTFOLIO STATISTICS

   Weighted Average Maturity--measures the average amount of time until the securities in a bond portfolio mature, weighted by dollar amount.

   Average Duration--measures the interest rate sensitivity of a bond portfolio. Average duration, measured in years, represents the approximate percentage change in the value of a bond portfolio if interest rates move up or down by one percentage point (i.e., 1%). Therefore, longer portfolio durations typically mean greater sensitivity to changes in interest rates.


FIXED-INCOME SECURITY TYPES

   Corporate Bonds--debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

   Foreign Government Securities--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

   Mortgage-Backed Securities--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that securitized the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

   U. S.  Government  Agency   Securities -- debt   securities  issued  by  U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

   U. S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).


Annual Report                                               Glossary          53


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          American
         Century(sm)


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   64141-6200

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   American Century Strategic Asset Allocation Funds, Inc.


   Investment Manager
   American Century Investment Management, Inc.
   Kansas City, Missouri


   This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

   American Century Investment Services, Inc.


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